As filed with the Securities and Exchange Commission on April 27, 2021

1933 Act File No.
1940 Act File No.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
Check appropriate box or boxes

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]	Pre-Effective Amendment No.
[ ]	Post-Effective Amendment No. ___
and/or
[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]	Amendment No.

The Mexico Equity and Income Fund, Inc.

Registrant Exact Name as Specified in Charter

615 East Michigan Street Milwaukee, WI 53202

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(877) 785-0376

Registrant’s Telephone Number, including Area Code

The Mexico Equity and Income Fund, Inc. c/o US Bancorp Fund Services, LLC
615 East Michigan Street Milwaukee, WI 53202

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Thomas R. Westle, Esquire
Blank Rome LLP
1271 Avenue of the Americas
New York, New York 10020

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[ ]
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[X]	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: __________.

[ ]
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: __________.

[ ]
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: __________.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[ ]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

[ ]
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[ ]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	[100,000]	$[10.00]	$[1,000,000]	$[110]
Rights to purchase common stock(3)	[100,000]	—	—	—

(1)	Includes [●] shares subject to the additional subscription privilege.

(2)
Estimated solely for the purpose of calculating fee as required by Rule 457(o) under the Securities Act of 1933 based upon the closing price reported on the New York Stock Exchange consolidated reporting system of $[●] on March 31, 2021.

(3)
Evidencing the rights to subscribe for shares of beneficial interest of the Registrant being registered herewith. Pursuant to Rule 457(g) of the Securities Act of 1933, no separate registration fee is required for the rights because the rights are being registered on the same registration statement as the shares of beneficial interest of the Registrant underlying the rights.

Pursuant to Rule 473 under the Securities Act of 1933, as amended, the Registrant hereby amends the Registration Statement to delay its effective date until the Registrant shall file a further amendment that specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The Mexico Equity and Income Fund, Inc.
[●] Rights for [●] Shares of Common Stock

The Mexico Equity and Income Fund, Inc. (the “Fund”) is issuing non-transferable rights (“Rights”) to its holders of record of shares of common stock, par value $0.001 per share (“Shares”) (such holders hereinafter referred to as “Stockholders”), which Rights will allow Stockholders to subscribe for new Shares (the “Offering”). For each one (1) Right a Stockholder receives, such Stockholder will be entitled to buy one (1) new Share. Each Stockholder will receive one Right for each Share it owns on [●], 2021 (the “Record Date”). Fractional Rights will not be issued and the number of Rights to be issued to a Stockholder on the Record Date (a “Rights Holder”) will be rounded up to the nearest whole number of Rights. Each Rights Holder may purchase Shares not acquired by other Rights Holders in this Rights Offering, subject to certain limitations discussed in this Prospectus. Additionally, if there are not enough unsubscribed Shares to honor all additional subscription requests, the Fund may, in its sole discretion, issue additional Shares up to 200% of the Shares available in the Offering to honor additional subscription requests. See “The Offering” below.

The Rights are non-transferable and may not be purchased or sold. Rights will expire without residual value at the Expiration Date (defined below). The Shares to be issued pursuant to the Offering will be listed for trading on the New York Stock Exchange (“NYSE”), subject to the NYSE being officially notified of the issuance of those Shares. On [●], 2021, the last reported net asset value (“NAV”) per Share was $[●] and the last reported sales price per Share on the NYSE was $[●], which represents a [●]% discount to the Fund’s NAV per Share. The subscription price per Share (the “Subscription Price”) will be 92.5% of the volume weighted average market price (“VWAP”) per Share for the three consecutive trading days ending on the trading day after the Expiration Date (defined below).

The Offering:
•	will substantially dilute the NAV of Shares owned by Stockholders who do not fully exercise their rights and purchase additional Shares;
•	may substantially dilute the voting power of Stockholders who do not fully exercise their Rights since they will own a smaller proportionate interest in the Fund upon completion of the offering;
•	may increase the discount at which the Shares trade to NAV if the Subscription Price is set at a time when Shares are trading at a discount to NAV; and
•
may cause the discount below NAV at which the Fund’s shares are currently trading to increase, especially if Rights Holders exercising the Rights attempt to sell sizeable numbers of Shares immediately after such issuance.

RIGHTS HOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE PRECISE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS BECAUSE THE OFFERING WILL EXPIRE (I.E., CLOSE) PRIOR TO THE AVAILABILITY OF THE FUND’S NAV AND, DEPENDING ON WHEN SUCH EXERCISE OCCURS, THE VWAP FOR THE THREE CONSECUTIVE TRADING DAYS ENDING ON THE TRADING DAY AFTER THE EXPIRATION DATE. ONCE A RIGHTS HOLDER EXERCISES RIGHTS TO PURCHASE SHARES AND THE FUND RECEIVES PAYMENT, SUCH RIGHTS HOLDER WILL NOT BE ABLE TO CHANGE HIS, HER OR ITS DECISION. THE OFFERING WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [●], 2021 (THE “EXPIRATION DATE”), UNLESS EXTENDED, AS DISCUSSED IN THIS PROSPECTUS.

For information regarding delivery of Shares to Stockholders who exercise their Rights, see “The Offering – Delivery of the Shares” below.

The Fund is a non-diversified, closed-end management investment company.

The Fund’s investment adviser is Pichardo Asset Management, S.A. de C.V., a corporation organized under the laws of Mexico (“PAM” or the “Adviser”). PAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Maria Eugenia Pichardo, who owns 66% of PAM, has acted as the Fund’s portfolio manager since the inception of the Fund in 1990. Under the Advisory Agreement, the Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Adviser is paid a base fee, accrued daily at the annual rate of 1.00% of net assets, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average.  See “Investment Advisory Agreement.”

The Fund's investment objective is to seek high total return through capital appreciation and current income by investing at least 80% of the Fund’s assets in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers. There can be no assurance that the Fund’s investment objective will be achieved or that it will not be modified in the future.

For more information, please call [●] (the “Information Agent”) toll free at [●].

Investing in the Fund involves risks. See “Risk Factors” on page [●] of this prospectus.

	Estimated Subscription Price(1)		Estimated Sales Load	Estimated Proceeds to the Fund(2)
Per Share	$	[●]	None	$	[●]
Total	$	[●]	None	$	[●]
_________

(1)
Because the Subscription Price will not be determined until after printing and distribution of this prospectus, the “Estimated Subscription Price” above is an estimate of the subscription price based on the Fund’s per-Share NAV and market price at the close of trading on [●], 2021. See “The Offering - Subscription Price” and “The Offering - Payment for Shares.”

(2)
Proceeds to the Fund are estimated to be approximately $[●] or approximately $[●] per Share, if fully subscribed. Proceeds to the Fund are before deduction of fees and expenses incurred by the Fund in connection with the Offering, which are estimated to be approximately $[●] or approximately $[●] per Share, if fully subscribed. The calculation of the per Share amount does not take into account the Over-Subscription Shares (as defined below). Funds received prior to the final due date of this Offering will be deposited in a segregated account pending allocation and distribution of Shares. Interest, if any, on subscription monies will be paid to the Fund regardless of whether Shares are issued by the Fund; interest will not be used as credit toward the purchase of Shares.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is [●], 2021.

The Fund’s Shares are listed on the NYSE under the ticker symbol “MXE.”

Investment Adviser. Pichardo Asset Management, S.A. de C.V. (“PAM” or the “Adviser”) acts as the Fund’s investment adviser. See “Management of the Fund.” As of December 31, 2020, the Adviser managed accounts, including the Fund, with combined assets of approximately $88.5 million. The Adviser’s address is Andres Bello No. 45 – 22 Floor, Col. Chapultepec Polanco, Del. Miguel Hidalgo, Mexico, CDMX (D.F.), C.P. 11560.

This prospectus sets forth concisely the information about the Fund that you should know before deciding whether to invest in the Fund and should be retained for future reference. A Statement of Additional Information, dated [●], 2021 (the “Statement of Additional Information”), and other materials, containing additional information about the Fund, have been filed with the Securities and Exchange Commission (the “SEC”). The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means it is considered to be part of this prospectus. You may obtain a free copy of the Statement of Additional Information, the table of contents of which is on page [●] of this prospectus, and other information filed with the SEC, or make any other stockholder inquiries, by calling toll free 1-877-785-0376 or by visiting the Fund’s website at www.mxefund.com. The Fund files annual and semi-annual stockholder reports, proxy statements and other information with the SEC. You can obtain this information or the Fund’s Statement of Additional Information or any information regarding the Fund filed with the SEC from the SEC’s website at www.sec.gov.

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. The information contained in this prospectus is accurate only as of the date of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-877-785-0376.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your stockholder reports; if you invest directly with the Fund, you can call the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-877-785-0376. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Table of Contents - Prospectus

SUMMARY

This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund
The Fund was incorporated in Maryland on May 24, 1990 and commenced operations on August 21, 1990.  Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”), as a closed–end, non-diversified management investment company. Our shares of common stock are listed and trade on the NYSE under the trading symbol “MXE.”

The Offering
The Fund is issuing non-transferable rights (“Rights”) to its Stockholders as of the close of business on [●], 2021 (each such Stockholder, a “Rights Holder”), which Rights will allow Rights Holders to subscribe for an aggregate of [●] Shares (the “Offering”). For each one (1) Right a Rights Holder receives, such Rights Holder will be entitled to buy one (1) new Share at a subscription price equal to 92.5% of the volume weighted average market price (“VWAP”) per Share for the three consecutive trading days ending on the trading day after the Expiration Date. Each Stockholder will receive one Right for each Share owned on the Record Date (the “Basic Subscription”). Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Stockholder as of the Record Date will be rounded up to the nearest whole number of Rights. Rights Holders may purchase Shares not acquired by other Rights Holders as discussed in this prospectus. See “The Offering - Additional Subscription Privilege” below. Additionally, if there are not enough unsubscribed Shares to honor all over-subscription requests, the Fund may, in its discretion, issue additional Shares up to 200% of the Shares available in the Offering to honor over-subscription requests.

Shares will be issued as soon as practicable after the Expiration Date and will be entitled to receive the Fund’s next monthly distribution for which the record date is after the Expiration Date.

Purpose of the Offering
At its meeting held on March 25, 2021, the Board of Directors discussed the Offering and determined that the Offering, which will increase the assets of the Fund, is in the best interests of the Fund and its Stockholders. The primary reasons for the Offering are summarized below.

• The Basic Subscription will provide existing Stockholders an opportunity to purchase additional Shares at a price that is below market price and potentially below NAV without incurring any commission or transaction charges.

• Raising more cash will better position the Fund to take advantage of investment opportunities that exist or may arise.

Table of Contents - Prospectus

• Increasing Fund assets may lower the Fund’s expenses as a proportion of net assets as the Fund’s fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be reduced. However, increasing the Fund’s assets results in a benefit to the Fund’s Adviser because the management fee that is paid to the Adviser increases as the Fund’s net assets increase.

The Offering is expected to be dilutive with respect to the net asset value per share, to all Stockholders, including those electing not to fully participate. This expectation is based on the fact that all the costs of the Offering will be borne by all Stockholders whether or not they exercise their Rights and because the Offering price is set at a discount to market value, which has historically been a discount to NAV. If there are not enough unsubscribed Shares to honor all additional subscription requests and the Fund determines, in its sole discretion, to issue additional Shares up to 200% of the Shares available in the Offering to honor additional subscription requests, the dilution to existing Stockholders will be greater.  The Offering is expected to be dilutive with respect to the voting power of Stockholders electing not to fully participate in the Offering because they will own a smaller percentage of the total number of shares outstanding after the completion of the Offering.

Because the Offering will increase the number of the Fund’s outstanding Shares, it may increase the number of Stockholders over the long term, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Shares on the NYSE. Stockholders who choose not to exercise their full Rights to purchase additional Shares will permit Stockholders who exercise the Additional Subscription Privilege to purchase additional Shares at a discount without furnishing additional rights or providing any compensation to the non-participating Stockholders for the dilution of their ownership percentage or voting rights.

The following illustrates the dilutive impact of the Offering if the Subscription Price is below the NAV on the pricing date. The amounts in the table are based on the Fund’s per-share NAV and market price at the end of business on [●], 2021 ($[●] and $[●], respectively) and estimated Subscription Price of $[●] per share (92.5% of $[●]).

NAV Per Share:  $[●]
Market Price:  $[●]
New NAV Per Share:  $[●]
Percentage Dilution:  [●]%
Dollar Amt Per Share Dilution:  $[●]

Investment Objective and Policies
The Fund's investment objective is to seek high total return through capital appreciation and current income.

There is no assurance that the Fund will achieve its investment objective. Some of the Fund’s investment policies are considered fundamental policies and may not be changed without Stockholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Restrictions.”

Table of Contents - Prospectus

Investment Strategies
The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of the Fund’s assets in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers.

Investment Adviser and Fee
Pichardo Asset Management, S.A. de C.V. (“PAM” or the “Adviser”), the investment adviser of the Fund, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2020, the Adviser managed accounts, including the Fund, with combined assets of approximately $88.5 million.

The Adviser provides portfolio management service through a fundamental original, in-depth research following over 30 years of monitoring/screening companies’ management and valuations at their organic and inorganic growth.

The Adviser is entitled to receive a base fee, accrued daily at the annual rate of 1.00% of net assets, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average.   See “Management of the Fund.”

Administrator, Accounting Agent and Transfer Agent
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as administrator, accounting agent and transfer agent to the Fund. See “Management of the Fund.”

Custodian	U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. See “Management of the Fund”.
Closed-End Fund Structure
Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the stockholder and generally list their shares for trading on a securities exchange. By comparison, mutual funds issue securities that are redeemable daily at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Stockholders, the Fund’s Board of Directors, in consultation with the Adviser, may, from time to time, review possible actions to reduce any such discount, including considering open market repurchases or tender offers for the Fund’s Shares. There can be no assurance that the Board of Directors will decide to undertake any of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal to or close to net asset value per Share.

Table of Contents - Prospectus

Risks Factors
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. See “Risk Factors” beginning on page [●] and the other information included in this Prospectus for a discussion of risks that you should carefully consider about us and about this offering.

Important Dates
Record Date:  [●], 2021
Subscription Date:  [●], 2021 – [●], 2021*
Expiration Date/ Deadline to Purchase Shares:  [●], 2021*
Deadline for Notice of Guaranteed Delivery†:  [●], 2021*
Deadline for Payment to Notice of Guaranteed Delivery†:  [●], 2021*

* Unless the offering is extended.
† A person purchasing Shares pursuant to his or her Rights must deliver either (i) Subscription Certificate and payment for the Shares or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the offering is extended.

Table of Contents - Prospectus

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses that you as an investor in the Fund’s Shares will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load	None
Offering expenses(1)	$114,000
Dividend Reinvestment and Cash Purchase Plan Fees	None
Annual Expenses (as a percentage of net assets attributable to the Shares)
Management fees	1.00%
Interest Payments on Borrowed Funds	None
Other expenses(2)	3.38%
Total Annual Expenses	4.38%

Example(3)

The following example illustrates the hypothetical expenses (including estimated expenses with respect to year 1 of this Offering of approximately $114,000) that you would pay on a $1,000 investment in the Shares, assuming (i) annual expenses of 4.48% of net assets attributable to the Shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$59	$146	$234	$460
________________________

(1)	Assuming the Fund will have 3,572,926 Shares outstanding if fully subscribed and Offering expenses to be paid by the Fund are estimated to be approximately $114,000 or approximately $0.03 per Share.

(2)	“Other Expenses” are based upon gross estimated amounts for the prior fiscal year and include, among other expenses, administration and fund accounting fees.

(3)
The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. The example further assumes that the Fund uses no leverage, as currently intended and the Fund does not intent to utilize any leverage within one year from the effective date of this Registration Statement. Moreover, the Fund’s actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

The purpose of the above table is to help a Stockholder understand the fees and expenses that such Stockholder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

Table of Contents - Prospectus

THE FUND

The Fund is a closed–end, non-diversified management investment company. The Fund was incorporated in Maryland on May 24, 1990 and commenced operations on August 21, 1990. The Fund’s principal office is located c/o US Bancorp Fund Services, LLC at located at 615 East Michigan Street, Milwaukee, WI 53202, and its telephone number is 1-877-785-0376.

THE OFFERING

Terms of the Offering. The Fund is issuing to Record Date Stockholders (i.e., Stockholders who hold Shares on the Record Date) non-transferable Rights to subscribe for Shares. Each Record Date Stockholder is being issued one non-transferable Right for each Share owned on the Record Date. The Rights entitle a Record Date Stockholder (or Rights Holder) to acquire one Share at the Subscription Price for every Right held. Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Record Date Stockholder on the Record Date will be rounded up to the nearest whole number. Rights may be exercised at any time during the Subscription Period, which commences on or about [●], 2021 and ends at 5:00 p.m., New York City time, on [●], 2021, unless extended by the Fund. See “Expiration of the Offering.” The right to acquire one additional Share for every Right held at the Subscription Price is hereinafter referred to as the “Basic Subscription.”

In addition to the Basic Subscription, Rights Holders who exercise all of their Rights are entitled to subscribe for Shares that were not otherwise subscribed for by others in the Basic Subscription (the “Additional Subscription Privilege”). If sufficient Shares are not available to honor all requests under the Additional Subscription Privilege, the Fund may, in its discretion, issue additional Shares up to 200% of the Shares available in the Offering (or [●] Shares for a total of [●] Shares) (the “Over-Subscription Shares”) to honor additional subscription requests, with such Shares subject to the same terms and conditions of the Offering. See “Additional Subscription Privilege” below. For purposes of determining the maximum number of Shares a Rights Holder may acquire pursuant to the Offering, broker-dealers whose Rights are held of record by any Nominee will be deemed to be the holders of the Rights that are issued to such Nominee on their behalf. The term “Nominee” shall mean, collectively, CEDE & Company (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee. Shares acquired pursuant to the Additional Subscription Privilege are subject to allotment and will be distributed on a pro rata basis if allotment does not exist to fulfill all requests, which is more fully discussed below under “Additional Subscription Privilege.”

SHARES WILL BE ISSUED AS SOON AS PRACTICABLE AFTER THE EXPIRATION DATE.

Rights will be Evidenced by Subscription Certificates. The number of Rights issued to each Rights Holder will be stated on the Subscription Certificates delivered to the Rights Holder. The method by which Rights may be exercised and Shares paid for is set forth below in “Method of Exercising Rights” and “Payment for Shares.” A RIGHTS HOLDER WILL HAVE NO RIGHT TO RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT. See “Payment for Shares” below.

The Rights are non-transferable and may not be purchased or sold. Rights will expire without residual value at the Expiration Date. The Rights will not be listed for trading on the NYSE, and there will not be any market for trading Rights. The Shares to be issued pursuant to the Offering will be listed for trading on the NYSE, subject to the NYSE being officially notified of the issuance of those Shares.

At its meeting held on March 25, 2021, the Board of Directors discussed the Offering and determined that the Offering, which will increase the assets of the Fund, is in the best interests of the Fund and its Stockholders. The primary reasons for the Offering are summarized below.

Table of Contents - Prospectus

•
The Basic Subscription will provide existing Stockholders an opportunity to purchase additional Shares at a price that is below market price and potentially below NAV without incurring any commission or transaction charges.

•	Raising more cash will better position the Fund to take advantage of investment opportunities that exist or may arise.

•
Increasing Fund assets may lower the Fund’s expenses as a proportion of net assets as the Fund’s fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be reduced. However, increasing the Fund’s assets results in a benefit to the Fund’s Adviser because the management fee that is paid to the Adviser increases as the Fund’s net assets increase.

The Offering is expected to be dilutive with respect to the net asset value per share, to all Stockholders, including those electing not to fully participate. This expectation is based on the fact that all the costs of the Offering will be borne by all Stockholders whether or not they exercise their Rights and because the Offering price is set at a discount to market value, which has historically been a discount to NAV. If there are not enough unsubscribed Shares to honor all additional subscription requests and the Fund determines, in its sole discretion, to issue additional Shares up to 200% of the Shares available in the Offering to honor additional subscription requests, the dilution to existing Stockholders will be greater.  The Offering is expected to be dilutive with respect to the voting power of Stockholders electing not to fully participate in the Offering because they will own a smaller percentage of the total number of shares outstanding after the completion of the Offering.

Because the Offering will increase the number of the Fund’s outstanding Shares, it may increase the number of Stockholders over the long term, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Shares on the NYSE. Stockholders who choose not to exercise their full Rights to purchase additional Shares will permit Stockholders who exercise the Additional Subscription Privilege to purchase additional Shares at a discount without furnishing additional rights or providing any compensation to the non-participating Stockholders for the dilution of their ownership percentage or voting rights.

Purpose of the Offering. At meeting held on March 25, 2021, the Board determined that the current Offering is in the best interests of the Fund and its existing Stockholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that exist or may arise. This Offering seeks to reward existing stockholders by giving them the opportunity to purchase additional securities of the Fund at a discount to market value, which has historically traded at a discount to NAV without incurring any commission or charge. Proceeds will be invested in accordance with the Fund’s investment objectives and policies as stated herein. See “Business of the Fund.”

Board Considerations in Approving the Offering. At the meeting held on March 25, 2021, the Board considered the approval of the Offering. In considering whether or not to approve the Offering, the Board relied on materials and information prepared and presented by the Fund’s management at such meeting and discussions at that time and at prior meetings. Based on such materials and their deliberations at this meeting, the Board determined that it would be in the best interests of the Fund and its Stockholders to conduct the Offering in order to increase the assets of the Fund available for current and future investment opportunities. In making its determination, the Board considered the various factors set forth in “The Offering - Purpose of the Offering”. The Board also considered a number of other factors, including the ability of the Fund to invest the proceeds of the Offering. As a result of these considerations, the Board determined that it is appropriate and in the best interest of the Fund and its Stockholders to proceed with the Offering.

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At the meeting held on March 25, 2021 the Board unanimously voted to approve the terms of the Offering. All of the Fund’s Directors are not “interested persons” of the Fund within the meaning of the 1940 Act.

There can be no assurance that the Fund or its Stockholders will achieve any of the foregoing objectives or benefits through the Offering.

In the future, the Fund may choose to make additional rights offerings from time to time for a number of Shares and on terms that may or may not be similar to the Offering. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act.

Notice of NAV Decline. The Fund, as required by the SEC’s registration form, will suspend the Offering until it amends this prospectus if, subsequent to the date of this prospectus, the Fund’s NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Rights Holders of the decline and permit Rights Holders to cancel their exercise of Rights.

The Subscription Price. The Subscription Price for the Shares to be issued under the Offering will be an amount equal to 92.5% of the volume weighted average market price per Share for the three consecutive trading days ending on the trading day after the Expiration Date. For example, if the Offering were held using the “Estimated Subscription Price” (i.e., an estimate of the Subscription Price based on the Fund’s per-share NAV and market price at the end of business on [●], 2021 ($[●] and $[●], respectively), the Subscription Price would be $[●] per share (92.5% of $[●]).

Additional Subscription Privilege. If all of the Rights initially issued are not exercised, any Shares for which subscriptions have not been received will be offered, by means of the Additional Subscription Privilege, to Rights Holders who have exercised all of the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. Rights Holders who exercise all of their Rights will have the opportunity to indicate on the Subscription Certificate how many unsubscribed Shares they are willing to acquire pursuant to the Additional Subscription Privilege.

If enough unsubscribed Shares remain after the Basic Subscriptions have been exercised, all additional subscription requests will be honored in full. If there are not enough unsubscribed Shares to honor all additional subscription requests, the Fund may, in its discretion, issue additional Shares up to 200% of Shares available in the Offering to honor Additional Subscription Privilege requests (defined above as the “Over-Subscription Shares”), with such Shares subject to the same terms and conditions of the Offering. In the event that the Subscription Price is less than the Estimated Subscription Price, Over-Subscription Shares may be used by the Fund to fulfill any Shares subscribed for under the Basic Subscription. The method by which any unsubscribed Shares or Over-Subscription Shares (collectively, the “Excess Shares”) will be distributed and allocated pursuant to the Additional Subscription Privilege is as follows:

(i)
If there are sufficient Excess Shares to satisfy all additional subscriptions by Rights Holders exercising their rights under the Additional Subscription Privilege, each such Rights Holder shall be allotted the number of Shares requested.

(ii)
If the aggregate number of Shares subscribed for under the Additional Subscription Privilege exceeds the number of Excess Shares, the Excess Shares will be allocated to Rights Holders who have exercised all of their Rights in accordance with their Additional Subscription Privilege request.

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(iii)
If there are not enough Excess Shares to fully satisfy all Additional Subscription Privilege requests by Rights Holders pursuant to paragraph (ii) above, the Excess Shares will be allocated among Rights Holders who have exercised all of their Rights in proportion, not to the number of Shares requested pursuant to the Additional Subscription Privilege, but to the number of Rights exercised by them under their Basic Subscription Rights; provided, however, that no Rights Holder shall be allocated a greater number of Excess Shares than such Rights Holder paid for and in no event shall the number of Shares allocated in connection with the Additional Subscription Privilege exceed 200% of the Shares available in the Offering. The formula to be used in allocating the Excess Shares under this paragraph is as follows: (Rights Exercised by over-subscribing Rights Holder divided by Total Rights Exercised by all over-subscribing Rights Holders) multiplied by Excess Shares Remaining.

The percentage of Excess Shares each Rights Holder may acquire will be rounded up to result in delivery of whole Shares (fractional Shares will not be issued).

The forgoing allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription are distributed on a pro-rata basis. The Fund will not offer or sell any Shares which are not subscribed for under the Basic Subscription or the Additional Subscription Privilege. The Additional Subscription Privilege may result in additional dilution of a Stockholder’s ownership percentage and voting rights.

The Fund will not offer or sell any Shares which are not subscribed for under the Basic Subscription or the Additional Subscription Privilege.

Expiration of the Offering. The Offering will expire at 5:00 p.m., New York City time, on the Expiration Date ([●], 2021), unless extended by the Fund (the “Extended Expiration Date”). Rights will expire on the Expiration Date or Extended Expiration Date, as the case may be, and thereafter may not be exercised.

Method of Exercising Rights. Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise.

In the event that the Estimated Subscription Price is more than the Subscription Price on the Expiration Date, any resulting excess amount paid by a Rights Holder towards the purchase of Shares in the Offering will be applied by the Fund towards the purchase of additional Shares under the Basic Subscription or, if such Rights Holder has exercised all of the Rights initially issued to such Rights Holder under the Basic Subscription, towards the purchase of an additional number of Shares pursuant to the Additional Subscription Privilege. Any Rights Holder who desires that such excess not be treated by the Fund as a request by the Rights Holder to acquire additional Shares in the Offering and that such excess be refunded to the Rights Holder must so indicate in the space provided on the Subscription Certificate.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (or Extended Expiration Date, as the case may be). The Subscription Certificate and payment should be delivered to the Subscription Agent at the following address:

If by first class mail: Broadridge, Inc. Attn: BCIS Re-Organization Dept. P.O. Box 1317 Brentwood, NY 11717-0718	If by overnight courier: Broadridge, Inc. Attn: BCIS IWS 51 Mercedes Way Edgewood, NY 11717

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Subscription Agent. The Subscription Agent is Broadridge, Inc., with an address at 51 Mercedes Way, Edgewood, NY 11717. The Subscription Agent will receive from the Fund an amount estimated to be $[●], comprised of the fee for its services and the reimbursement for certain expenses related to the Offering. INQUIRIES BY ALL RIGHTS HOLDERS SHOULD BE DIRECTED TO THE SUBSCRIPTION AGENT, BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Payment for Shares. Payment for Shares shall be calculated by multiplying the Estimated Subscription Price by the sum of (i) the number of Shares intended to be purchased in the Basic Subscription, plus (ii) the number of additional Shares intended to be over-subscribed under the Additional Subscription Privilege. For example, based on the Estimated Subscription Price of $[●] per Share, if a Stockholder receives 1,000 Rights and wishes to subscribe for 1,000 Shares in the Basic Subscription, and also wishes to over-subscribe for 150 additional Shares under the Additional Subscription Privilege, such Stockholder would remit payment in the amount of $[●] ($[●] plus $[●]).

Rights Holders who wish to acquire Shares in the Basic Subscription or pursuant to the Additional Subscription Privilege must, together with the properly completed and executed Subscription Certificate, send payment for the Shares acquired in the Basic Subscription and any additional Shares subscribed for pursuant to the Additional Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $[●] per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (or Extended Expiration Date as the case may be).

•
If the Estimated Subscription Price is greater than the actual per Share purchase price, the excess payment will be applied toward the purchase of unsubscribed Shares to the extent that there remain sufficient unsubscribed Shares available after the Basic Subscription and Additional Subscription Privilege allocations are completed.

•
To the extent that sufficient unsubscribed Shares are not available to apply all of the excess payment toward the purchase of unsubscribed Shares, available Shares will be allocated in the manner consistent with that described in the section entitled “Additional Subscription Privilege” above.

PAYMENT MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within five (5) business days following the Expiration Date (or Extended Expiration Date as the case may be), a confirmation will be sent by the Subscription Agent to each Rights Holder (or, if the Shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee). The date of the confirmation is referred to as the “Confirmation Date.” The confirmation will show (i) the number of Shares acquired pursuant to the Basic Subscription; (ii) the number of Shares, if any, acquired pursuant to the Additional Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such Rights Holder to the Fund (i.e., if the Estimated Subscription Price was less than the Subscription Price on the Expiration Date) or any excess to be refunded by the Fund to such Rights Holder (i.e., if the Estimated Subscription Price was more than the Subscription Price on the Expiration Date and the Rights Holder indicated on the Subscription Certificate that such excess not be treated by the Fund as a request by the Rights Holder to acquire additional Shares in the Offering). Any additional payment required from a Rights Holder must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the date specified as the deadline for final payment for Shares, and any excess payment to be refunded by the Fund to such Rights Holder will be mailed by the Subscription Agent within ten (10) business days after the Confirmation Date. All payments by a Rights Holder must be made in United States Dollars (i) by money order or by checks drawn on banks located in the continental United States payable to “Broadridge Corporate Issuer Solutions, Inc.” or (ii) wire transfer of immediately available funds to the following account:

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Routing number: 123000848
International/Swift code: USBKUS44IMT
Bank:     U.S. Bank
800 Nicollet Mall
Minneapolis, MN  55402 United States
Beneficiary Account Name: Broadridge
Account Number: 153910728465
For Further Credit Name: The Mexico Equity and Income Fund, Inc.

Issuance and delivery of the Shares subscribed for are subject to collection of funds and actual payment by the subscribing Rights Holder.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated account pending distribution of the Shares from the Offering. Any interest earned on such account will accrue to the benefit of the Fund and investors will not earn interest on payments submitted nor will interest be credited toward the purchase of Shares.

YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE.

If a Rights Holder who acquires Shares pursuant to the Basic Subscription or the Additional Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares, which could be acquired by such holder upon exercise of the Basic Subscription or the Additional Subscription Privilege; (iii) sell all or a portion of the Shares actually purchased by the holder in the open market, and apply the proceeds to the amounts owed; or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

Holders who hold Rights for the account of others, such as brokers, trustees, or depositaries for securities, should notify the respective beneficial owners of the Rights as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Shares or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner’s instructions.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND OR THE ADVISER.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights Holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, each Rights Holder participating in the Offering is strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

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All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. If the Fund elects in its sole discretion to waive any defect or irregularity, it may do so on a case-by-case basis which means that not all defects or irregularities may be waived, if at all, or waived in the same manner as with other defects or irregularities. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of the Shares. The Shares purchased pursuant to the Basic Subscription will be delivered to Rights Holders in book-entry form as soon as practicable, which the Fund expects to be no later than fifteen days after the Expiration Date and the corresponding Rights have been validly exercised and full payment for the Shares has been received and cleared. The Shares purchased pursuant to the Additional Subscription Privilege will be delivered to Rights Holders in book-entry form as soon as practicable, which the Fund expects to be no later than fifteen days after the Expiration Date and after all allocations have been conducted.

U.S. Federal Income Tax Consequences Associated with the Offering. The following is a general summary of the significant U.S. federal income tax consequences of the receipt of Rights by a Record Date Stockholder and a subsequent lapse or exercise of such Rights. The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, and other authorities currently in effect but does not address any state, local, or foreign tax consequences of the Offering. Each Stockholder should consult its own tax advisor regarding specific questions as to federal, state, local, or foreign taxes. Each Stockholder should also review the discussion of certain U.S. federal income tax considerations affecting it and the Fund set forth under “Certain Additional Material United States Federal Income Considerations” and should also see the Fund’s Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences.”

For purposes of the following discussion, the term “Old Share” shall mean a currently outstanding Share with respect to which a Right is issued and the term “New Share” shall mean a newly issued Share that Record Date Stockholders receive upon the exercise of their Rights.

For all Record Date Stockholders:

Neither the receipt nor the exercise of Rights by a Record Date Stockholder will result in taxable income to such Stockholder for federal income tax purposes regardless of whether or not the Stockholder makes the below-described election which is available under Section 307(b)(2) of the Code (a “Section 307(b)(2) Election”).

If the fair market value of the Rights distributed to all of the Record Date Stockholders is 15% or more than the total fair market value of all of the Fund’s outstanding Shares on the date of distribution, or if a Record Date Stockholder makes a Section 307(b)(2) Election for the taxable year in which such Rights were received, the Record Date Stockholder’s federal income tax basis in any Right received pursuant to the Offering for purposes of determining gain or loss on a later sale or exercise of such Rights will be equal to a portion of the Record Date Stockholder’s existing U.S. federal income tax basis in the related Old Share determined in the manner described below. If made, a Section 307(b)(2) Election is irrevocable and effective with respect to all Rights received by a Record Date Stockholder. A Section 307(b)(2) Election is made by attaching a statement to the Record Date Stockholder’s U.S. federal income tax return for the taxable year of the Record Date (which is the same as the year as when the Rights were received). The Record Date Stockholder must retain a copy of the Section 307(b)(2) Election and the tax return with which the Section 307(b)(2) Election was filed in order to substantiate the use of an allocated basis upon subsequent disposition of the New Shares. Record Date Stockholders should carefully review the differing U.S. federal income tax consequences described below before deciding whether or not to make a Section 307(b)(2) Election.

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For Record Date Stockholders When the Fair Market Value of Rights Distributed Equals or Exceeds 15% of the Total Fair Market Value of the Fund’s Shares or When Making a 307(b)(2) Election:

Lapse of Rights. If the fair market value of Rights distributed equals or exceeds 15% of the total fair market value of the Shares or if a Record Date Stockholder makes a Section 307(b)(2) Election, no taxable loss will be realized for U.S. federal income tax purposes if the Record Date Stockholder retains a Right but allows it to lapse without exercise. Moreover, the existing U.S. federal income tax basis of the related Old Share will not be reduced if such lapse occurs (i.e., upon the lapse of any Right received pursuant to this Offering, any portion of the Record Date Stockholder’s U.S. federal income tax basis in such Record Date Stockholder’s Old Share that would have been allocated to such Right if such Right had been sold or exercised rather than allowed to lapse shall continue to be included in the Record Date Stockholder’s U.S. federal income tax basis in such Record Date Stockholder’s Old Share).

Exercise of Rights. If a Record Date Stockholder exercises a Right, the Record Date Stockholder’s existing U.S. federal income tax basis in the related Old Share must be allocated between such Right and the Old Share in proportion to their respective fair market values as of the date of distribution of such Rights (effectively reducing the Record Date Stockholder’s basis in their Old Share). Upon such exercise of the Record Date Stockholder’s Rights, the New Shares received by the Record Date Stockholder pursuant to such exercise will have a U.S. federal income tax basis equal to the sum of the basis of such Rights as described in the previous sentence and the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Stockholder by their broker, bank or trust company and other similar costs). If the Record Date Stockholder subsequently sells such New Shares (and holds such Shares as capital assets at the time of their sale), the Record Date Stockholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the Record Date Stockholder’s U.S. federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the date that the New Shares are acquired by the Record Date Stockholder.

For Record Date Stockholders Not Making a Section 307(b)(2) Election When the Fair Market Value of the Rights Distributed is Less than 15% of the Total Fair Market Value of the Fund’s Outstanding Shares:

Lapse of Rights. If the fair market value of the Rights distributed is less than 15% of the total fair market value of the outstanding Shares and a Record Date Stockholder does not make a Section 307(b)(2) Election for the taxable year in which such Rights were received, no taxable loss will be realized for U.S. federal income tax purposes if the Record Date Stockholder retains a Right but allows it to lapse without exercise. Moreover, the U.S. federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

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Exercise of Rights. If a non-electing Record Date Stockholder exercises their Rights, the U.S. federal income tax basis of the related Old Shares will remain unchanged and the New Shares will have a U.S. federal income tax basis equal to the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Stockholder by their broker, bank or trust company and other similar costs). If the Record Date Stockholder subsequently sells such New Shares (and holds such Shares as capital assets at the time of their sale), the Record Date Stockholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the stockholder’s U.S. federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the Record Date Stockholder acquires the New Shares.

Employee Plan Considerations. Record Date Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Benefit Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan’s exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

Benefit to the Adviser. The Adviser will benefit from the Offering because its fees are based on the average total net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offering because the proceeds of the Offering will be invested in additional portfolio securities that will fluctuate in value. However, if all Rights are exercised at the Estimated Subscription Price of $[●], the annual compensation to be received by the Adviser would be increased by approximately $[●]. If the Fund issues all of the Over-Subscription Shares, the annual compensation to be received by the Adviser would be increased by an additional $[●]. The Directors were aware of the potential benefit to the Adviser, but nevertheless concluded that the Offering was in the best interest of the Fund’s Stockholders.

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to the Offering. Any such future rights offerings will be made in accordance with the 1940 Act and the Securities Act. Under the laws of Maryland, the state in which the Fund is incorporated, under certain circumstances, the Board is authorized to approve rights offerings without obtaining Stockholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by the fund’s board of directors that such offering would result in a net benefit to the Fund’s existing stockholders.

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FINANCIAL HIGHLIGHTS

Set forth below is, for each year indicated, per share operating performance data for one share of beneficial interest of the Fund (“Share”), total investment return, ratios to average net assets and other supplemental data. This information has been derived from the financial statements and market price data for the Fund’s Shares. The financial highlights for the fiscal year ended July 31, 2020 have been audited by [●], independent registered public accounting firm. The financial statements and notes thereto for the fiscal year ended July 31, 2020, together with the report thereon of the Fund’s independent registered public accounting firm, are incorporated by reference in the Statement of Additional Information and are available without charge by visiting the Fund’s website at www.mxefund.com, by calling toll free 1-877-785-0376 or by writing to the Fund at 615 East Michigan Street, Milwaukee, WI 53202.

FINANCIAL HIGHLIGHTS

For a Common Share Outstanding Throughout Each Year				For the Year Ended July 31,
	2020	2019		2018	2017	2016		2015	2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$ 11.03	$ 13.32		$ 13.71	$ 12.32	$ 13.79		$ 17.77	$ 17.91		$ 13.78	$ 13.26	$ 10.48
Net investment income (loss)	(0.08)	0.11		0.05	0.09	0.01		(0.09)	0.01		(0.09)	(0.05)	(0.03)
Net realized and unrealized gains (losses) on investments
and foreign currency transactions	(2.27)	(2.45)		(0.43)	1.28	(0.92)		(2.14)	2.10		4.35	0.48	2.75
Net increase (decrease) from investment operations	(2.35)	(2.34)		(0.38)	1.37	(0.91)		(2.23)	2.11		4.26	0.43	2.72

Less: Distributions
Dividends from net investment income	(0.12)	0.00	(2)	(0.05)	-	-		(0.01)	-		-	-	(0.02)
Distributions from net realized gains	-	-		-	-	(0.56)		(1.61)	(2.13)		(0.19)	-	-
Total dividends and distributions	(0.12)	-		(0.05)	-	(0.56)		(1.62)	(2.13)		(0.19)	-	(0.02)

Capital Share Transactions
Anti-dilutive effect of Common Share Repurchase Program	-	0.01		0.01	0.02	0.03		-	0.00	(2)	0.06	0.09	0.08
Anti-dilutive effect of Tender Offer	0.48	0.04		0.03	-	-		-	-		-	-	-
Anti-dilutive effect of Preferred Share Redemption	-	-		-	-	0.00	(2)	-	-		-	-	-
Dilutive effect of Reinvestment of Distributions to the Fund's Stockholders	-	-		-	-	(0.03)		(0.13)	-0.12		-	-	-
Total capital share transactions	0.48	0.05		0.04	0.02	-		(0.13)	-0.12		0.06	0.09	0.08

Net Asset Value, end of year	$ 9.04	$ 11.03		$ 13.32	$ 13.71	$ 12.32		$ 13.79	$ 17.77		$ 17.91	$ 13.78	$ 13.26

Per share market value, end of year	$ 7.72	$ 10.33		$ 11.40	$ 11.88	$ 10.78		$ 12.11	$ 16.08		$ 15.84	$ 12.11	$ 11.64
Total Investment Return Based on Market Value, end of year (1)	-24.50%	-9.38%		-3.60%	10.20%	-6.35%		-15.19%	15.93%		32.55%	4.04%	26.09%

Ratios/Supplemental Data
Net assets, end of year (000's)	$ 16,158	$ 57,059		$ 92,344	$ 100,755	$ 91,579		$ 102,448	$ 120,386		$ 109,337	$ 86,970	$ 89,184
Ratios of expenses to average net assets:	2.61%	2.09%		1.75%	1.71%	1.89%		1.76%	1.79%		1.62%	1.57%	1.51%
Ratios of net investment income (loss) to average net assets:	(0.38)%	0.79%		0.34%	0.72%	0.10%		(0.58)%	0.07%		(0.52)%	(0.42)%	(0.20)%

Portfolio turnover rate	372.66%	233.24%		187.26%	315.95%	167.08%		175.19%	134.98%		179.10%	277.48%	253.20%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the closing market price on the dividend ex-date.  Total investment does not reflect brokerage commissions.

(2) Less than 0.5 cents per share.

USE OF PROCEEDS

If fully-subscribed, the net proceeds of the Offering will be approximately $[●] or approximately $[●] per Share. The Fund intends to use the net proceeds of the Offering to invest in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the Offering. The Fund currently anticipates being able to invest the net proceeds within two months after the completion of the Offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in daily available securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the Offering in accordance with its investment objective and policies, the Fund’s net asset value would earn interest income.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objectives

The Fund's investment objective is to seek high total return through capital appreciation and current income. There can be no assurance that the Fund’s objective will be achieved.

Investment Strategies

The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of the Fund’s assets in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers.

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The Fund invests in equity securities, convertible securities and debt securities and may also invest in other securities such as capital development certificates, real estate investment trusts, mutual funds, exchange traded funds, preferred stocks, rights and warrants. The Fund may, without limitation, hold cash or invest in assets in money market instruments, including U.S. and non-U.S. government securities, high grade commercial paper and certificates of deposit and bankers’ acceptances issued by U.S. and non-U.S. banks.

The Adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in below under “Fundamental Investment Restrictions” and as permitted under the 1940 Act. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser’s recommendations and decisions are subjective.

The short-term instruments in which the Fund may invest include (a) obligations of the United States Government and the Mexican Government, including the agencies or instrumentalities of each (including repurchase agreements with respect to these securities); (b) bank obligations (including certificates of deposit, time deposits and bankers' acceptances of United States   and Mexican banks denominated in U.S. dollars or pesos); (c) obligations of United States and Mexican companies that are rated no lower than A-2 by S&P or P-2 by Moody's or the equivalent from another rating service or, if unrated, deemed to be of equivalent quality by the Adviser; and (d) shares of money market funds that are authorized to invest in (a) through (c).

Among the obligations of agencies and instrumentalities of the United States Government in which the Fund may invest are securities that are supported by the "full faith and credit" of the United States Government (such as securities of the Government National Mortgage Association), by the right of the issuer to borrow from the United States Treasury (such as those of the Export-Import Bank of the United States), by the discretionary authority of the United States Government to purchase the agency's obligations (such as those of the Federal National Mortgage Association) or by the credit of the United States Government instrumentality itself (such as those of the Student Loan Marketing Association).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including daily available securities, money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

Portfolio Investments

Common Stocks

The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment in short-term periods. Common stock prices fluctuate for many reasons, including adverse exogenous macro and systemic events, abrupt change in companies’ stream revenues due to commodity cycle or epidemic diseases, capital allocation, a period of disappointing financial reporting economics, fiscal, and monetary policies in the U.S.A. and Mexico.

Capital Development Certificates

Capital development certificates, or CKDs, are hybrid instruments (allowing private equity to be listed on the Mexican Stock Exchange for institutional investors) that may include debt and equity. CKDs grant their holders the ability to participate in underlying, non-public companies managed by private equity managers to promote the development of financing long-term projects.  The Mexican pension system, with approximately $250 billion under management, is one of the major investors in CKDs.

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Convertible Securities

Initially, the Fund's management anticipated that the Fund would acquire convertible debt securities in privately negotiated transactions. However, because of the extremely limited number of convertible debt securities issued by Mexican companies, the Fund has not acquired convertible debt securities of Mexican companies for the last 25 years.  However, the Fund may acquire convertible debt securities in Mexican companies in the future if and when they become available. A convertible debt security is a bond, debenture or note that may be converted into or exchanged for, or may otherwise entitle the holder to purchase, a prescribed amount of common stock or other equity security of the same or a different Mexican company within a particular period of time at a specified price or formula. A convertible debt security entitles the holder to receive interest paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible debt securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide for a fixed stream of income with generally higher yields than those of stocks of the same or similar issuers. Convertible debt securities rank senior to stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's stock.

The Fund defines debt securities (other than convertible debt securities) to mean bonds, notes, bills and debentures. The Fund's investments in debt securities of Mexican issuers include debt securities issued by private Mexican companies and by the Mexican Government and its agencies and instrumentalities. These debt securities may be denominated either in pesos or in U.S. dollars.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities or in investment companies which hold such instruments. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.

Exchange Traded Funds

The Fund may invest in Exchange Traded Funds (“ETFs”), which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

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Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts ("REITs"). REITs are trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

Other Securities

Although it has no current intention do so to any material extent, the Fund may determine to invest the Fund’s assets in some or all of the following securities.

Forward Currency Contracts

The Fund may, in limited circumstances, hedge against a decline in the value of the Mexican peso. On March 19, 1995, Banco de Mexico approved the establishment of over-the-counter forward and option contracts in Mexico on the new peso between banks and their clients. Also, Banco de Mexico authorized the issuance and trading of futures contracts in respect of the new peso on the Chicago Mercantile Exchange ("CME"). Trading of new peso futures contracts began on the CME on April 25, 1995.

The Fund will conduct any forward currency exchange transactions, which are considered derivative transactions, only for hedging and not speculation. The risk of future currency devaluations and fluctuations should be carefully considered by investors in determining whether to purchase shares of the Fund. Although the Fund will value its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of pesos into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities or in anticipation of receipt of dividend or interest payments. Position hedging is the purchase or sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency.

The Fund may enter into forward currency contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. By entering into a forward contract for a fixed amount of U.S. dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able  to  protect  itself against  a  possible  loss  resulting  from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such dividend or interest payment is to be received.

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At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. The use of forward currency contracts does not eliminate fluctuation in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in currency transactions either on a spot or forward basis will vary with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup.

Certain provisions of the Code may limit the extent to which the Fund may enter into the foreign currency transactions described above. These transactions may also affect the character and timing of income, and the amount of gain or Loss recognized by the Fund and its stockholders for U.S. federal income tax purposes.

Illiquid Securities

Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have a low daily turnover or that trade on odd lots or trading-block among small and medium portfolio managers referred to as specialists but do not provide liquidity to trade at reasonable fair value.  Illiquid securities usually present a high spread between the bid and ask quotes. If the Fund sells an illiquid security during a period with adverse market conditions, the Fund might obtain a less favorable price. Illiquid securities also include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. The Fund may invest up to 15% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments, including CDKs and private equity investments, are valued at fair value as determined by the Adviser in accordance with procedures approved and periodically reviewed by the Board of Directors.

Investment Companies

The Fund may invest in the securities of other investment companies (“underlying funds”), including those that invest a substantial portion of their assets in Mexican securities, to the extent permitted by, and subject to the conditions imposed by, the 1940 Act and the rules and regulations thereof. By investing in an investment company, the Fund bears a ratable share of the investment company's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. Investment companies are subject to the risks of investing in the underlying securities. Under the 1940 Act, banks organized outside of the United States are deemed to be investment companies, although the SEC has adopted a rule which would permit the Fund to invest in the securities of foreign commercial banks, under certain circumstances, without regard to the percentage limitations of the 1940 Act.

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The Fund may be subject to the risks of the securities and other instruments described herein through its own direct investments and indirectly through investments in the underlying funds, as those recently included in the “Bolsa”, named FIBRA E, (similar to a REIT in the U.S.) which corresponds to a Mexican mechanism to finance infrastructure, energy and long term projects , as well as private equity, regulated by the Comisión Nacional Bancaria y de Valores (corresponding SEC in the U.S.).

Limited Partnerships

The Fund may invest in limited partnerships.  Interests in limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, since limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to the Fund’s pricing policy and guidelines adopted by the Board of Directors. The Board of Directors monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

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Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser may consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend -paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

RISK FACTORS

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal and non-principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

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The Fund may invest in securities of other investment companies (“underlying funds”). The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in the underlying funds.

Risks Related to this Offering

Dilution of Ownership. As a result of the terms of the Offer, stockholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Fund than they owned prior to the Offer.

Dilution to NAV. All stockholders will experience an immediate dilution of the aggregate NAV of their Shares as a result of the completion of the Offer because (i) the Subscription Price per share will be less than the Fund’s NAV per share on the Expiration Date, (ii) the Fund will incur expenses in connection with the Offer, and (iii) the number of shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund’s assets. This dilution also will affect Record Date Stockholders to a greater extent if they do not exercise their Rights in full. It is not possible to state precisely the amount of any decrease in NAV, because it is not known at this time what the NAV per Share will be at the Expiration Date or what proportion of the Shares will be subscribed.

Decline in Trading Price. If the Fund’s trading price declines below the Subscription Price, you will suffer an immediate unrealized loss.

Value versus Subscription Price. The Subscription Price was not determined based on established criteria for valuation, such as expected future performance, cash flows or financial condition. You should not rely on the Subscription Price to bear a relationship to those criteria or to be a guaranty of the value of the Fund.

Termination of Offering. The Fund’s Board may terminate the offering at any time. If the Fund terminates the offering, it has no obligation to stockholders except to return, without interest, stockholders’ subscription payments.

Rejection of Exercise of Subscription Rights. Rights Holders who desire to purchase shares in the offering must act promptly to ensure that all required forms and payments are actually received by the Subscription Agent before the Expiration Date of the offering, unless extended. Beneficial owners of shares of common stock must act promptly to ensure that their broker, custodian bank or other nominee acts for them and that all required forms and payments are actually received by the Subscription Agent before the Expiration Date. The Fund will not be responsible if a broker, custodian or nominee fails to ensure that all required forms and payments are actually received by the Subscription Agent before the Expiration Date. If you fail to complete and sign the required subscription forms, send an incorrect payment amount or otherwise fail to follow the subscription procedures that apply to a stockholder’s exercise in the offering, the Subscription Agent may, depending on the circumstances, reject a stockholder’s subscription or accept it only to the extent of the payment received. Neither the Fund nor the Subscription Agent undertakes to contact any stockholder concerning an incomplete or incorrect subscription form or payment, nor are they under any obligation to correct such forms or payments. The Fund has the sole discretion to determine whether a subscription exercise properly follows the subscription procedures.

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Discount to Net Asset Value. The Fund’s shares of beneficial interest have historically traded on the NYSE at a discount to the Fund’s net asset value (“NAV”) per share. There is no assurance that this offering will have any effect on the persistent discount to NAV experienced by the Fund.

Principal Risks

Investments in Foreign Securities Risks.

The Fund invests in the universe of Mexican securities market. Investing in Mexican securities presents political, regulatory and economic risks in some ways similar to those that face a re-emerging country and a developing county; and different in kind and degree from the risks presented by investing in the U.S. financial markets  or any other fairly comparable emerging country in the Latin American region, pertaining to the emerging market risk.  Some of these risks may include devaluation and/or appreciation of the exchange rate of the Mexican Peso, greater market price volatility, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. Unlike U.S. issuers which are required to comply GAAP accounting policy standards, Mexican issuers comply with mandatory regulation to IFR’s accounting standards and policies.  Additional risks of investing in foreign securities are detailed below.

Market Illiquidity, Volatility. Although one of the largest in Latin America by market capitalization, the Bolsa Mexicana de Valores, S.A. de C.V. (the “Mexican Stock Exchange” or “Bolsa”) is substantially smaller, less liquid and more volatile than the major securities markets in the United States. In addition, trading on the Mexican Stock Exchange is concentrated. Thus, the performance of the Mexican Stock Exchange, as further described below, may be highly dependent on the performance of a few issuers. Additionally, prices of equity securities traded on the Mexican Stock Exchange are generally more volatile than prices of equity securities traded on the NYSE. The combination of price volatility and the relatively limited liquidity of the Mexican Stock Exchange may have an adverse impact on the investment performance of the Fund.

Market Corrections. Although less so in recent times, the Mexican securities market has been subject to periodic severe market corrections. A recent correction in the Bolsa´s Index occurred at the cancellation of the ongoing construction of a new airport by the new administration in Mexico in 2017. Due to the high concentration of investors, issuers and intermediaries in the Mexican securities market and the generally high volatility of the Mexican economy, the Mexican securities market may be subject to severe market corrections than more broadly based markets. As is the case with investing in any securities market, there can be no assurance that market corrections will not occur again.

The Mexican Economy. The Mexican economy was adversely impacted by the COVID-19 pandemic and its after-effects. Mexico's Gross Domestic Product contracted by 8.3% year-over-year in 2020.   While preliminary data indicates the economy began to recover in the second half of 2020, the increase of COVID-19 cases worldwide and in Mexico makes it difficult to forecast if the recovery pace will persist. In addition, though Mexico's vaccination process has started, it is unclear how fast the government can acquire and distribute the vaccines. In the past, the Mexican economy has experienced peso devaluations, significant rises in inflation and domestic interest rates and other economic instability and there can be no assurance that it will not experience such instability in the future.

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Common Stock Risk. The Fund invests in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and riskier than some other forms of investments. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Convertible Securities Risk. The Fund may acquire convertible debt securities in Mexican companies. A convertible debt security is a bond, debenture or note that may be converted into or exchanged for, or may otherwise entitle the holder to purchase, a prescribed amount of common stock or other equity security of the same or a different Mexican company within a particular period of time at a specified price or formula. A convertible debt security entitles the holder to receive interest paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible debt securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide for a fixed stream of income with generally higher yields than those of stocks of the same or similar issuers. Convertible debt securities rank senior to stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's stock. Given the volatility of the Mexican securities market and the pricing of securities in Mexico, a significant portion of the value of a Mexican convertible debt security may be derived from the conversion feature rather than the fixed income feature.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Small and Medium Capitalization Company Risk. The Fund may invest in securities without regard to market capitalization. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate.

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Market Risk.  Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of the Offering. The net asset value of the Shares will be reduced immediately following the Offering as a result of (i) the Subscription Price likely being lower than NAV and (ii) the payment of certain costs of the Offering. Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares is determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

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Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur frequently and may not result in a favorable pricing opportunity for the Fund. The Adviser’s fundamental sector allocation and stock selection decision-making might cause the Fund to underperform its benchmark or underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employment of the Adviser, the Adviser may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. The Adviser’s organizational structure includes three key qualified officers related to the portfolio management service for the Fund. The Adviser may also benefit from the Offering because its fee is based on the assets of the Fund, which could be perceived as a conflict of interest.

Real Estate Investment Trust (“REIT”) Risk. Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Federal Income Tax Matters.”

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The Fund’s investment in REITs may include an additional risk to Stockholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to Stockholders may also include a nontaxable return of capital. Stockholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a Stockholder’s basis in the Fund shares, such Stockholder will generally recognize capital gain.

Exchange Traded Funds Risk. The Fund may invest in exchange-traded funds, which are investment companies that, in some cases, aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Shares of Other Investment Companies. The Fund may invest in shares of other investment companies as a means to pursue its investment objective. As a result of this policy, your cost of investing will generally be higher than the cost of investing directly in the underlying investment company shares. You will indirectly bear fees and expenses charged by the underlying investment companies in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Restricted or Illiquid Securities Risks. The Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. The Fund may invest in securities that are subject to restrictions on resale, such as Rule 144A securities. Rule 144A securities are securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers under Rule 144A under the Securities Act of 1933. Under the supervision of the Board of Directors, the Adviser will determine whether securities purchased under Rule 144A are illiquid. If it is determined that qualified institutional buyers are unwilling to purchase these securities, the percent of Fund assets invested in illiquid securities would increase.

Issuer Specific Changes Risk. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

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Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions Risk. The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Borrowing Risks. The Fund is not restricted from borrowing money from banks or other financial institutions to purchase securities, commonly referred to as “leveraging.” In the event the Fund does engage in such borrowing activities, the Fund’s exposure to fluctuations in the prices of these securities is increased in relation to the Fund’s capital. The Fund’s borrowing activities will exaggerate any increase or decrease in the Fund’s net asset value. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the Fund’s investment performance compared with what it would have been without borrowing. Leverage, including borrowing, may cause the Fund to be more volatile than if it had not been leveraged.

Changes in Policies Risk. The Fund's Directors may change the Fund's investment objective, investment strategies and non-fundamental investment restrictions without stockholder approval, except as otherwise indicated.

Credit Risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities. These lower rated securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Defensive Position Risk. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

High Portfolio Turnover Rate Risk. The Fund’s portfolio management may result in high turnover rates which may increase short-term capital appreciation and increase brokerage commission costs. If the Fund has a higher portfolio turnover rate, then the Fund’s performance could be negatively impacted due to the increased expenses incurred as a result of the higher brokerage commissions. Rapid portfolio turnover also exposes stockholders to a higher current realization of capital gains and this could cause stockholders to pay higher taxes. For the Fund’s most recent fiscal year ended July 31, 2020, the portfolio turnover rate was 372.66%.

Initial Public Offerings Risks. The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

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Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

 Preferred Stock Risk. The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

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LISTING OF SHARES

The Fund’s Shares trade on the NYSE under the ticker symbol “MXE,” and are required to meet the NYSE’s continued listing requirements.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. There are five Directors of the Fund, all of which are not “interested persons” (as defined in the 1940 Act) of the Fund. The Directors are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Adviser. The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Directors, are set forth under “Management” in the Statement of Additional Information.

Investment Adviser

Pichardo Asset Management, S.A. de C.V. (“PAM” or the “Adviser”) is organized as a corporation under the laws of Mexico and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser’s address is Andres Bello No. 45 – 22 Floor, Col. Chapultepec Polanco, Del. Miguel Hidalgo, Mexico, CDMX (D.F.), C.P. 11560. The Adviser began conducting business on February 18, 2003 and, as of December 31, 2020, the Adviser managed accounts, including the Fund, with combined assets of approximately $88.5 million. The Adviser provides portfolio management service through a fundamental original, in-depth research following over 30 years of monitoring/screening companies’ management and valuations at their organic and inorganic growth.

Under the general supervision of the Fund’s Board of Directors, the Adviser carries out the investment and reinvestment of the net assets of the Fund. The Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser compensates all officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average. The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index. The performance adjustment rate will be positive (resulting in an upward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Fund exceeds the investment performance of the Index for the performance period multiplied by three (3) and will be negative (resulting in a downward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Index exceeds the investment performance of the Fund for the performance period multiplied by three (3). Determinations of the performance adjustment rate (positive or negative) will bemade in increments of 0.01% of differential performance. As an example, if the Fund’s performance for the preceding 12 months exceeds the performance of the Index by 1.00%, the performance adjustment rate would be 3 x 0.01, which would result in a monthly fee equal to an annual rate of 1.03%. The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative. For the year ended July 31, 2020, the Fund’s investment performance ranged from 4.4% to (3.1)% above (below) the investment performance of the Index. Accordingly, for the year ended July 31, 2020 the net investment advisor fee consisted of the base fee of $390,816 and an upward performance fee adjustment of $4,017. The total estimated annual expenses of the Fund are set forth in the section titled “Summary of Fund Expenses.”

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The Board of Directors annually considers the continuance of the Investment Advisory Agreement. A discussion regarding the basis for the Board of Directors’ approval in March 2020 of the continuance of the Investment Advisory Agreement between the Fund and the Adviser is available in the Fund’s annual report to Stockholders for the fiscal year ended July 31, 2020.

During the last three fiscal years, the Fund paid the Adviser the following amounts as compensation:

	Fiscal Year Ended July 31,
	2020	2019	2018
Investment Adviser Base Fee Paid	$390,816	$730,725	$902,234
Investment Adviser Performance Fee Payment(Reduction)	$4,017	$98,868	$(32,464)

Portfolio Managers

Portfolio Managers. Ms. Maria Eugenia Pichardo is the Senior Portfolio Manager and Mr. Juan Elizalde and Mr. David Estevez are Portfolio Managers.  Ms. Pichardo and Messrs. Elizalde and Estevez are responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions. Ms. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990). She is also the President and General Partner of the Adviser since February 2003. Prior to starting PAM, from 1989 to January 2003 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned asset management subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Division of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989. Messrs. Elizalde and Estevez have been Portfolio Managers for the Fund since October 2018. The Statement of Additional Information provides additional information about the Senior Portfolio Manager’s compensation, other accounts managed by the Senior Portfolio Manager, and the Senior Portfolio Manager’s ownership of securities in the Fund.

Fund Administrator, Fund Accountant, Fund Transfer Agent & Registrar

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. For the fiscal year ended July 31, 2020, the Fund paid the Fund Services $136,349 for its administration, accounting and transfer agent services.

Fund Services also serves as the Fund’s fund accountant. In addition, Fund Services acts as the transfer agent of the Fund. The principal business address for Fund Services is 615 East Michigan Street Milwaukee, WI 53202.

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Custodian

U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as the Fund’s custodian and maintains custody of the securities and cash of the Fund.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Fund is not obligated to pay the fees of any officer of the Fund who is affiliated with the Adviser. The Adviser also pays for its employees travel expenses when attending in-person quarterly meetings for the Fund’s board of director meetings.

Each of Fund Services and U.S. Bank is obligated to pay expenses associated with its provision of services to the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates and reports to stockholders, (iii) fees and expenses of the independent Directors, (iv) printing costs, (v) membership fees in trade association, (vi) fidelity bond coverage for the Fund’s officers and Directors, (vii) errors and omissions insurance for the Fund’s officers and Directors, (viii) brokerage costs and listing fees and expenses charged by NYSE, (ix) taxes and (x) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the Offering and issuance of Shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the Shares.

The Fund’s annual operating expenses for the fiscal year ended July 31, 2020 were approximately $1,019,201. No assurance can be given, in light of the Fund’s investment objectives and policies, however, that future annual operating expenses will not be substantially more or less than this estimate.

Offering expenses relating to the Fund’s Shares, estimated at approximately $114,000 be payable upon completion of the Offering and will be deducted from the proceeds of the Offering.

The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined daily, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which such determination is made.

All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued (if bid and asked quotations are available) at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by us was more than 60 days. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

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DISTRIBUTIONS

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock registered in street name should contact the broker or nominee for details.

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The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable in the Fund’s Common Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

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CERTAIN ADDITIONAL MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Stockholder that acquires, holds and/or disposes of the Fund’s Shares, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. Except as expressly provided below, this discussion addresses only the U.S. federal income tax consequences of an investment by U.S. Holders (as defined in the Statement of Additional Information) and assumes that such Stockholders will hold Shares as capital assets, which generally means as property held for investment. For more detailed information regarding U.S. federal income tax considerations, see the Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences.” There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must, among other requirements, meet income and asset diversification tests each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its Stockholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its Stockholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make monthly distributions of investment company taxable income after payment of the Fund’s operating expenses. For U.S. federal income tax purposes, all dividends are generally taxable. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to Stockholders as long-term capital gains, regardless of the length of time Shares have been held by Stockholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Shares and, after that basis has been reduced to zero, will constitute capital gains to the Stockholder (assuming the Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. With respect to the monthly distributions of investment company taxable income described above, it may be the case that any such distributions would result in a return of capital to the Stockholder. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualifying dividends, return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide Stockholders with a written notice designating the amount of any capital gain distributions or other distributions. See “Distribution Policy” for a more complete description of such returns and the risks associated with them.

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The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Stockholders who will be treated as if each received a distribution of such Stockholder’s pro rata share of such gain, with the result that each Stockholder will (i) be required to report such Stockholder’s pro rata share of such gain on such Stockholder’s tax return as long-term capital gain, (ii) receive a refundable tax credit for such Stockholder’s pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for such Stockholder’s Shares by an amount equal to the deemed distribution less the tax credit.

Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 20%). This tax treatment applies only if certain holding period and other requirements are satisfied by the Stockholder with respect to its Shares, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. The Fund’s dividends, other than qualified dividends and capital gain dividends, will be fully taxable at ordinary income tax rates unless further legislative action is taken. While certain income distributions to Stockholders may qualify as qualified dividends, the Fund’s seeks to provide dividends regardless of whether they so qualify. As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors. Investors should also see the Fund’s Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences” for more information relating to qualified dividends.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable Stockholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to Stockholders and each Stockholder (1) would be required to include in gross income, and treat as paid by such Stockholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such stockholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct such Stockholder’s proportionate share of the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against such Stockholder’s U.S. federal income tax liability. The Fund will report to Stockholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

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The Fund will inform its Stockholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Fund may invest in other RICs. In general, the Code taxes a RIC which satisfies certain requirements as a pass-through entity by permitting a qualifying RIC to deduct dividends paid to its stockholders in computing the RIC’s taxable income. A qualifying RIC is also generally permitted to pass through the character of certain types of its income when it makes distributions. For example, a RIC may distribute ordinary dividends to its stockholders, capital gain dividends, or other types of dividends which effectively pass through the character of the RIC’s income to its stockholders, including the Fund.

Taxation of Sales, Exchanges or Other Dispositions

Selling Stockholders will generally recognize gain or loss in an amount equal to the difference between the Stockholder’s adjusted tax basis in the Shares sold and the amount received in exchange therefor. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally, 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares. The use of capital losses is subject to limitations. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Stockholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other substantially identical Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares. In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Stockholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding currently equal to 24%. For more detailed information on backup withholding, see the Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences.”

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual stockholders.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

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Information Reporting

Section 6045B of the Code generally imposes certain reporting requirements on the Fund with respect to any organizational action that affects the tax basis of the Shares for U.S. federal income tax purposes. The Fund has historically made return of capital distributions (“ROC Distributions”) to certain Stockholders and, to the extent such payments continue, the Fund will generally be required to file IRS Form 8937, Report of Organizational Actions Affecting Basis of Securities (“Form 8937”), with the IRS and deliver an information statement to certain Stockholders, subject to certain exceptions. Generally, the Fund must file Form 8937 with the IRS on or before the 45th day following the corporate action or, if earlier, January 15 of the year following the calendar year of the corporate action. In addition, the Fund must furnish the same information to certain Stockholders on or before January 15 of the year following the calendar year of the corporate action. However, the Fund generally would not be required to file Form 8937 or furnish this information to Stockholders provided it posts the requisite information on its primary public website by the due date for filing Form 8937 with the IRS and such information is available on its website (or any successor organization’s website) for 10 years.

As the Fund will generally not be able to determine whether a distribution during the year will be out of its earnings and profits (and, therefore, whether such distribution should be treated as a dividend or a ROC Distribution for these purposes) until the close of the tax year, the Fund does not intend to file Form 8937 until after the end of the current calendar year. Based on the limited interpretive guidance currently available, the Fund believes that its treatment of ROC Distributions and its current intended action regarding Form 8937 continue to be consistent with the requirements of Form 8937, Section 6045B and the Treasury Regulations thereunder. The Fund intends to utilize its best efforts to determine the tax characterization of the Fund’s distributions as soon as practicable following the close of the year and timely comply with the abovementioned Section 6045B requirements, to the extent applicable. The Fund and its management do not believe that the Fund will be subject to substantial penalties if it utilizes its best efforts to determine the tax characteristics of its distributions as soon as practicable following the close of the year to comply with Form 8937 and Section 6045B. The Fund may be subject to substantial penalties to the extent that it fails to timely comply with its Section 6045B reporting obligations. Each Stockholder is urged to consult its own tax advisor regarding the application of Section 6045B to its individual circumstances.

Net Investment Income Tax

A U.S. Holder (as defined in the Fund’s Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences”) that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. Holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the net investment income tax to your ownership and disposition of shares of the Fund.

Payments to Foreign Financial Institutions

Sections 1471 through 1474 of the Code (provisions which are commonly referred to as “FATCA”), and Treasury regulations promulgated thereunder, generally provide that a 30% withholding tax may be imposed on payments of U.S. source income, including U.S. source interest and dividends, to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. While withholding under FATCA would have also applied to payments of gross proceeds from the sale or other disposition of Shares on or after January 1, 2019, recently proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds entirely. The preamble to these proposed regulations indicates that taxpayers may rely on them pending their finalization. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA.

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Other Taxation

The Fund’s Stockholders may be subject to state, local and foreign taxes on its distributions. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Stockholders of investing in the Shares, reflects the U.S. federal tax law as of the date of this prospectus, and except as expressly provided herein does not address special tax rules applicable to certain types of investors, such as corporate, tax exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund was incorporated in Maryland on May 24, 1990 and commenced operations on August 21, 1990. The Fund has 100,000,000 shares of authorized capital stock consists of 98,144,872 shares of common stock, par value $0.001 per share, and 1,855,128 shares of preferred stock, par value $0.001 per share, of which, as of July 31, 2020, 1,786,463 shares of common stock were issued and outstanding and no shares of preferred stock were issued and outstanding. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund have authority to issue. In addition, our charter provides that the Board of Directors, by majority vote, may reclassify any unissued shares of our capital stock into one or more additional or other classes or series of stock with such designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and qualifications as determined by the Board of Directors.

Shares of Common Stock

All shares of the Fund’s common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available for such distributions. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities. Each of our shares of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of the Fund’s common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

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Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any director, officer, employees or agents of the Fund against any judgments, fines, settlements or expenses.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

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Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Ability of Stockholders to call a Special Meeting of Stockholders

Our bylaws only allow our stockholders to call a Special Meeting of Stockholders if such request is made to the Secretary of the Fund in writing signed by stockholders having at least 50% of the issued and outstanding shares of voting stock.

Regulation

We intend to continue to be regulated as a registered management investment company under the 1940 Act and as a registered investment company under Subchapter M of the Internal Revenue Code. The 1940 Act contains prohibitions and restrictions relating to transactions between registered investment companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.

Outstanding Securities

The following table sets forth certain information regarding our authorized shares and shares outstanding as of December 31, 2020.

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held By Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	98,144,872	12,910,912	1,786,463

Trading and Net Asset Value Information

In the past, the Shares have traded at a discount in relation to NAV. Shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV. See “Risk Factors.” The Shares are listed and traded on the NYSE. The average weekly trading volume of the Shares on the NYSE during the calendar year ended December 31, 2020 was 4,536 Shares.

The following table shows for the quarters indicated: (i) the high and low sale price of the Shares on the NYSE; (ii) the high and low NAV per Share; and (iii) the high and low premium or discount to NAV at which the Shares were trading (as a percentage of NAV):

Fiscal Quarter Ended	High Close	Low Close	High NAV	Low NAV	Premium/ (Discount) to High NAV	Premium/ (Discount) to Low NAV
07/31/18	$11.41	$9.56	$13.37	$10.95	(14.66)%	(12.69)%
10/31/18	12.41	10.06	13.64	11.21	(9.02)	(10.26)
01/31/19	11.22	9.34	12.01	10.21	(6.58)	(8.52)
04/30/19	11.53	10.32	12.29	11.24	(6.18)	(8.19)
07/31/19	11.16	10.22	12.03	10.98	(7.23)	(6.92)
10/31/19	11.10	9.79	11.97	10.45	(7.27)	(6.32)
01/31/20	12.15	10.65	12.44	11.50	(2.33)	(7.39)
04/30/20	11.93	5.89	13.16	7.20	(9.35)	(18.19)
07/31/20	8.46	6.82	9.39	7.86	(9.90)	(13.23)
10/31/20	8.37	7.61	10.23	8.80	(18.18)	(13.52)

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Repurchase of Shares

During the year ended July 31, 2020, there were no shares of common stock repurchased under the guidelines set forth in the Fund's stock repurchase program.

The Fund announced on December 12, 2019 that it was offering to purchase up to 65% of its outstanding shares and, pursuant to this offer, which expired at 5:00 p.m., Eastern Time on January 31, 2020, a total of 3,385,135 shares or approximately 65.46% of the Fund’s outstanding common shares were validly tendered and purchased by the Fund at a price per share of $12.02.

During the year ended July 31, 2019, the Fund purchased 38,364 shares of capital stock in the open market at a cost of $434,544. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.79%.

The Fund announced on January 11, 2019 that it was offering to purchase up to 25% of its outstanding shares and, pursuant to this offer, which expired at 5:00 p.m., Eastern Time on February 15, 2019, a total of 1,723,866 shares or approximately 25% of the Fund’s then outstanding common shares were purchased by the Fund at a price per share of $11.58.

During the year ended July 31, 2018, the Fund purchased 48,714 shares of capital stock in the open market at a cost of $522,027. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 14.01%.

The Fund announced on January 19, 2018 that it was offering to purchase up to 5% of its outstanding shares and, pursuant to this offer, which expired at 5:00 p.m., Eastern Time on February 23, 2018, a total of 367,174 shares or approximately 5% of the Fund’s then outstanding common shares were purchased by the Fund at a price per share of $12.15.

 During the year ended July 31, 2017, the Fund purchased 82,941 shares of capital stock in the open market at a cost of $882,728. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.74%.

During the year ended July 31, 2016, the Fund purchased 109,636 shares of capital stock in the open market at a cost of $1,207,197. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.68%.

The Fund may, pursuant to Section 23 of the Investment Company Act, purchase Shares on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such Shares. No limit has been placed on the number of Shares to be repurchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with Shares repurchased held in treasury for future use by the Fund. In determining to repurchase Shares, the Board of Directors will consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions.

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LEGAL MATTERS

Certain legal matters in connection with issuance of the Shares will be passed upon for the Fund by [●].

REPORTS TO STOCKHOLDERS

The Fund sends its Stockholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. [●] is located at [●].

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (File No. 333-[●]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

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THE MEXICO EQUITY AND INCOME FUND, INC.

PRIVACY POLICY

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”), AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information.
Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:

• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ' personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the Fund’s service providers, on the Fund’s behalf, protect my personal information?
To protect your personal information from unauthorized access and use, we and our service providers use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does the Fund, and the Fund’s service providers, on the Fund’s behalf, collect my personal information?
We collect your personal information, for example, when you:

▪           open an account
▪ provide account information
▪ give us your contact information
▪           make a wire transfer

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪          sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪          affiliates from using your information to market to you
▪ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Fund does not jointly market.

Not part of the Prospectus

The Mexico Equity and Income Fund, Inc.

[●] Rights for

[●] Shares of Common Stock

PROSPECTUS

 [●], 2021

STATEMENT OF ADDITIONAL INFORMATION

 [●], 2021

THE MEXICO EQUITY AND INCOME FUND, INC.

C/O US BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”), DATED [●], 2021 (THE “PROSPECTUS”), AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS SAI HAVE THE MEANINGS GIVEN TO THEM IN THE PROSPECTUS.

A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND TOLL FREE AT 1-877-785-0376 OR BY VISITING THE FUND’S WEBSITE AT WWW.MXEFUND.COM. THE REGISTRATION STATEMENT OF WHICH THE PROSPECTUS IS A PART CAN BE REVIEWED AND COPIED AT THE PUBLIC REFERENCE ROOM OF THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AT 100 F STREET NE, WASHINGTON, D.C. YOU MAY OBTAIN INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM BY CALLING THE SEC AT (800) SEC-0330. THE FUND’S FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC ON THE SEC’S WEBSITE AT WWW.SEC.GOV. COPIES OF THESE FILINGS MAY BE OBTAINED, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV, OR BY WRITING THE SEC’S PUBLIC REFERENCE SECTION, 100 F ST. NE, WASHINGTON, D.C. 20549-0102.

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FORWARD-LOOKING STATEMENTS

This SAI contains or incorporates by reference “forward-looking statements” (within the meaning of the federal securities laws) that involve risks and uncertainties. Forward-looking statements are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this SAI, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

The Fund’s actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed “Risk Factors” in the Fund’s prospectus and elsewhere in the prospectus and this SAI. You should consider carefully the discussions of risks and uncertainties in the “Risk Factors” section in the prospectus. The forward-looking statements contained in this SAI are based on information available to the Fund on the date of this SAI, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

GENERAL INFORMATION AND HISTORY

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990 and commenced operations on August 21, 1990.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund's investment objective is to seek high total return through capital appreciation and current income.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund’s portfolio. Fund policies which are not fundamental may be modified by the Directors if, in the reasonable exercise of the Directors’ business judgment, modification is determined to be necessary or appropriate to carry out the Fund’s objectives. Under its fundamental restrictions, the Fund may not:

1.
invest 25% or more of the total value of its assets in a particular industry; this restriction does not apply to investments in U.S. Government securities but does apply to investments in Mexican Government securities;

2.
issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank to make distributions required for the Fund to maintain its qualification as a regulated investment company under U.S. tax law, for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings. Additional investments will not be made when borrowings exceed 5% of the Fund’s assets;

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3.
lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States or Mexico consistent with the Fund’s investment objective and policies;

4.	make short sales of securities or maintain a short position in any security except for short sales against the box as a form of hedging;

5.
purchase securities on margin, except such short-term credit as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions;

6.	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act, in selling portfolio securities;

7.
purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law; or

8.	make investments for the purpose of exercising control over, or management of, the issuers of any securities.

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the fundamental investment restrictions listed above, the other investment policies described in this SAI or the Prospectus are not fundamental and may be changed by approval of the Directors.

MANAGEMENT

Our business and affairs are managed under the direction of our Board. The Board currently consists of five individuals, each of whom are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our Independent Directors. Our Board elects our officers, who serve at the discretion of the Board.

Directors and Executive Officers

The following table sets forth the Directors and executive officers of the Fund, their name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at October 20, 2020. The address for all Directors and officers of the Fund is The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, WI 53202.

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Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships held by Director
Class I Director serving until the year 2023 Annual Meeting of Stockholders:
Phillip Goldstein (75)	Independent Director; Chairman	3 years; since 2000	Since its inception in 2009, Mr. Goldstein has been a partner of Bulldog Investors, LLP, the investment adviser of Special Opportunities Fund, Inc. and separately-managed accounts. Mr. Goldstein is a member of Bulldog Holdings, LLC, the owner of several entities previously serving as the general partner of several private funds in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.	1
Chairman, High Income Securities Fund; Director, Swiss Helvetia Fund, Inc.; Trustee, Crossroads Liquidating Trust (until December 2020); Director, Brookfield DTLA Fund Office Trust Investor; Director, MVC Capital, Inc. (until December 2020); Chairman, Special Opportunities Fund, Inc.; Chairman, Emergent Capital, Inc. (until 2017).

Class II Directors serving until the year 2021 Annual Meeting of Stockholders:
Richard Abraham (64)	Independent Director	3 years; since 2015	Since 1998, Mr. Abraham has been self employed as a securities trader.	1	None
Rajeev Das (51)	Independent Director	3 years; since 2001	Since 2004, Mr. Das has been a Principal of the entities previously serving as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds. Head Trader of Bulldog Investors, LLP, the investment adviser to the Special Opportunities Fund, Inc., since its inception in 2009. Secretary of the Swiss Helvetia Fund. Vice President of Special Opportunities Fund, Inc.	1	Trustee, High Income Securities Fund.

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Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships held by Director
Class III Directors serving until the year 2022 Annual Meeting of Stockholders:
Glenn Goodstein (57)	Independent Director	3 years; since 2001	Investment Advisor Representative, The Investment House, LLC; held numerous executive positions with Automatic Data Processing until 1996.	1	None
Gerald Hellerman** (83)	Independent Director	3 years; Director since 2001	Managing Director of Hellerman Associates (a financial and corporate consulting firm) since 1993 (which terminated activities as of December 31, 2013).	1
Trustee, High Income Securities Fund; Director, Swiss Helvetia Fund, Inc.; Trustee, Crossroads Liquidating Trust (until December 2020); Director, MVC Capital, Inc. (until December 2020); Director, Special Opportunities Fund, Inc.; Trustee, Fiera Capital Series Trust; Director, Ironsides Partners Opportunity Offshore Fund Ltd. (until 2016); Director, Emergent Capital, Inc. (until 2017).

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Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships held by Director
OFFICERS
Stephanie Darling (50)	Chief Compliance Officer	Since 2020
General Counsel and Chief Compliance Officer of Bulldog Investors, LLP; Chief Compliance Officer of High Income Securities Fund, Swiss Helvetia Fund and Special Opportunities Fund, Inc.; Principal, the Law Office of Stephanie Darling; Editor-In-Chief, The Investment Lawyer.

				n/a	n/a
Juan Elizalde (30)	Secretary	Since 2020	Portfolio Manager of the Fund since 2018; Analyst, Pichardo Asset Management, S.A. de C.V. since 2014.	n/a	n/a
Maria Eugenia Pichardo (70)	President	Since 2004
Senior Portfolio Manager of the Fund since the Fund’s inception; Principal of Pichardo Asset Management, S.A. de C.V. since 2003; Managing Director, Acciones y Valores de Mexico, S.A. de C.V. from 1979 - 2002.

				n/a	n/a

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Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships held by Director
Arnulfo Rodriguez (58)	Chief Financial Officer	Since 2016	Macro & Debt Director of Pichardo Asset Management S.A. de C.V. since 2016; Local Fixed Income Research Vice President, Acciones y Valores Banamex from July 2011-January 2016.	n/a	n/a

* The Fund Complex is comprised of only the Fund.
** Prior to April 1, 2020, Mr. Hellerman was considered an “interested person” of the Fund within the meaning of the 1940 Act because he served as the Fund’s Chief Compliance Officer.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness. The Board currently does not have a formal diversity policy in place. The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director. Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in one or more of the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Fund.

Richard Abraham. Mr. Abraham has been a Director of the Fund since 2015. Mr. Abraham graduated magna cum laude with a degree in accounting and finance from the Wharton School of Business at the University of Pennsylvania. Mr. Abraham worked for 10 years as a computer systems analyst as an independent consultant. Mr. Abraham worked for 7 years as a currency trader and manager for the Professional Edge Fund on the floor of The Philadelphia Stock Exchange. Mr. Abraham is currently self-employed as a securities trader.

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Phillip Goldstein. Mr. Goldstein has been a Director of the Fund since 2000. Mr. Goldstein has over 25 years of investment management experience. He is currently a principal of Bulldog Holdings, LLC, the owner of several entities formerly serving as general partner of certain private investment partnerships, and is a partner of Bulldog Investors, LLP, which serves as the investment adviser of Special Opportunities Fund, Inc. and separately-managed accounts. Mr. Goldstein is also a director of three other closed-end funds and one subsidiary of a large commercial real estate company.

Rajeev Das. Mr. Das has been a Director of the Fund since 2001. He has over 20 years of investment management experience and currently serves as the Head of Trading for Bulldog Investors, LLP, which serves as the investment adviser of Special Opportunities Fund, Inc. and separately-managed accounts. In addition to the Fund, Mr. Das serves as a director of one other closed-end fund. Mr. Das is currently the vice-president of a closed-end fund, where he previously served as a director.

Gerald Hellerman. Mr. Hellerman has been a Director of the Fund since 2001 and was its Chief Compliance Officer from 2004 through March 2020. Mr. Hellerman has more than 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the SEC, Special Financial Adviser to the U.S. Senate Antitrust and Monopoly Subcommittee and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years. He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant during the period from 1993 to 2014.

Glenn Goodstein. Mr. Goodstein has been a director of the Fund since 2001. Mr. Goodstein is a registered investment adviser with over 20 years of investment management experience. Prior to entering the investment management field, he spent 10 years in various management and executive positions with Automatic Data Processing, a NYSE-traded company.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure

The Board is responsible for overseeing the management of the Fund. The Board also elects the Company’s officers who conduct the daily business of the Fund. The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Directors interact directly with the Chairman of the Board, each other as Directors and committee members, the Fund’s officers, and senior management of the Adviser and other service providers of the Fund at scheduled meetings and between meetings, as appropriate. Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as described above.

The Board currently consists of five individuals, each of whom (including the Chairman of the Board, Mr. Goldstein) is an Independent Director of the Fund. Prior to April 1, 2020. Mr. Hellerman was considered an “interested person” of the Fund within the meaning of the 1940 Act because he served as the Fund’s Chief Compliance Officer.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. Based on each Director’s experience and expertise with closed-end funds, the Board believes that its leadership structure is appropriate and efficient. The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

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Currently, the Board has an Audit Committee, Nominating Committee and Valuation Committee.

Board’s Role in Risk Oversight of the Fund

The Board oversees risk management for the Fund directly and, as to certain matters, through its committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Chief Financial Officer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors

The Board does not have a standing compensation committee. Beginning in March 2020, the Fund pays each of its Directors who is not a director, officer or employee of the Adviser, U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the “Administrator”), or any affiliate thereof an annual fee of $25,000 plus $375 for each special telephonic meeting attended. As additional annual compensation, the Chairman of the Fund will receive $3,750, the Audit Committee Chairman and Valuation Committee Chairman will receive $2,250, and the Nomination Committee Chairman will receive $1,500. Mr. Hellerman also received compensation from the Fund in the amount of $30,000 for serving as the Fund’s Chief Compliance Officer for the period through March 31, 2020. In addition to the aforementioned fees paid to Directors, the Fund reimburses Directors for travel and out-of-pocket expenses incurred in connection with attending meetings of the Board.

The Fund does not have a bonus, profit sharing, pension or retirement plan. No other entity affiliated with the Fund pays any compensation to the Directors. The table below details the amount of compensation the Fund’s Directors received from the Fund during the fiscal year ended July 31, 2020.

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		Aggregate	Pension or Retirement Benefits Accrued as	Estimated	Total Compensation From Fund and Fund
	Director	Compensation From	Part of Fund	Annual Benefits Upon	Complex* Paid to
Name of Director	Since	Fund	Expenses	Retirement	Director
Independent Directors
Phillip Goldstein	2000	$35,375	None	None	$35,375
Glenn Goodstein	2001	$32,750	None	None	$32,750
Rajeev Das	2001	$36,250	None	None	$36,250
Richard Abraham	2015	$31,000	None	None	$31,000
Gerald Hellerman	2001	$61,000**	None	None	$61,000**

* The Fund Complex is comprised of only the Fund.
** In addition to his compensation as a Director, Mr. Hellerman received $30,000 from the Fund during the fiscal year ended July 31, 2020 as compensation for service in his capacity as the Fund’s Chief Compliance Officer. Mr. Hellerman resigned from his position as Chief Compliance Officer of the Fund as of March 31, 2020.

Management Ownership

To the knowledge of the Fund’s management, as of October 20, 2020, the Directors and officers of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock. The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director and officer as of October 20, 2020. The information as to beneficial ownership is based on statements furnished to the Fund by each Director and officer:

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In All Funds overseen by Trustee in Family of Investment Companies*
Phillip Goldstein	Independent Director, Chairman of the Board	None	None
Richard Abraham	Independent Director	$10,001-$50,000	$10,001-$50,000
Rajeev Das	Independent Director, Audit Committee Chairman	$0-$10,000	$0-$10,000
Glenn Goodstein	Independent Director	None	None
Gerald Hellerman**	Independent Director	None	None
Maria Eugenia Pichardo	President	None	None
Juan Elizalde	Secretary	None	None
Arnulfo Rodriguez	Chief Financial Officer	None	None
Stephanie Darling	Chief Compliance Officer	None	None
* The Family of Investment Companies is comprised of only the Fund.
** Prior to April 1, 2020, Mr. Hellerman was considered an “interested person” of the Fund within the meaning of the 1940 Act because he served as the Fund’s Chief Compliance Officer.

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Director Transactions with Fund Affiliates

As of July 31, 2020, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

Additional Information about the Board

Board Meetings and Committees.

During the fiscal year ended July 31, 2020, each Director attended, in person or by telephone, at least seventy-five (75%) percent of all meetings of the Board (including regularly scheduled and special meetings) and of the Committees of which he is a member, held since his respective election.

Audit Committee

The Board has established an Audit Committee that acts pursuant to a written charter and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) to approve, prior to the engagement of, the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the Fund’s financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews. In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

The current members of the Audit Committee are Messrs. Abraham, Das, Goldstein and Goodstein, each of whom is an Independent Director. None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the NYSE applicable to closed-end funds. During the fiscal year ended July 31, 2020, the Audit Committee met two times.

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Nominating Committee

The Board has established a Nominating Committee whose responsibilities are generally to seek and review candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate.

The current members of the Nominating Committee are Messrs. Abraham, Das, Goldstein, Goodstein and Hellerman. None of the members is an “interested person” within the meaning of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds. During the fiscal year ended July 31, 2020, the Nominating Committee met one time.

In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount or that each candidate must possess specific qualities or skills. In identifying and evaluating nominees for Director, the Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not such person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not such person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the Adviser or other service providers or their affiliates; (iii) whether or not such person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) such person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of such person’s experience with the experience of other Board members; and (vi) the extent to which such person would be a desirable addition to the Board and any committees thereof.

It is the policy of the Nominating Committee to consider nominees recommended by Stockholders and so long as the Stockholders properly submit their recommendations in accordance with the requirements contained in the section entitled “Stockholder Proposals” below.

Valuation Committee

The Board has also established a Valuation Committee. Its purpose is to (i) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (ii) review and approve the valuation of all fair valued securities. This review shall include a review and discussion of an updated fair valuation summary with appropriate levels of representatives of the Adviser’s management. The Valuation Committee consists of Messrs. Abraham, Das, Goldstein and Goodstein, each of whom is an Independent Director. Although the Valuation Committee did not meet during the fiscal year ended July 31, 2020, the Valuation Committee took action to ratify all fair value securities at each quarterly Board meeting.

CODE OF ETHICS

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements. The Fund will provide to any person without charge, upon request, a copy of these codes of ethics by mail when they call the Fund at 1-877-785-0376. Copies of these codes are available for inspection at the Public Reference Room of the SEC in Washington, D.C. Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090. Copies of the Fund’s and the Adviser’s codes of ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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PROXY VOTING PROCEDURES

Proxy Voting Policies and Guidelines

The Proxy Voting Policies and Guidelines contained below summarize the Fund’s positions on various issues of concern to the Fund’s shareholders.  These guidelines give general indication as to how the Adviser will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I. Corporate Governance

A. Board and Governance Issues

1.	Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.	Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.	Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

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The Fund advisor will generally oppose the creation of blank check preferred stock.

4.	Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

5.	Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

6.	Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

7.	Restrictions on Shareholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

8.	Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

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9.	Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.	Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.	Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.	Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.	Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.	Selection of Auditor

Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

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The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.  Executive Compensation

1.	Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.	Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.	Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.	Stock Options for Board and Executives

The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

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5.	Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.	Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.	Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.	Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.	Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.	Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.	Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.	Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

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C. Mergers and Acquisitions

1.	Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.	Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.	Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.	Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

5.	Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

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The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

More Information

Information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30th is available (1) without charge, upon request by contacting the Fund’s Stockholder Services at 1-877-785-0376, or (2) on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

INVESTMENT ADVISORY SERVICES

The management of the Fund is supervised by the Board of Directors. Pichardo Asset Management, S.A. de C.V. (“PAM”) provides investment advisory services to the Fund pursuant to an investment advisory agreement entered into with the Fund (an “Investment Advisory Agreement”).

The Adviser, located at Andres Bello No. 45 – 22 Floor, Col. Chapultepec Polanco, Del. Miguel Hidalgo, Mexico, CDMX (D.F.), C.P. 11560, is a Mexican corporation. PAM was incorporated in February 2003 under the laws of the Mexican Mercantile Code. PAM is an Independent Portfolio Manager Firm under Articles 225 and 226 of the Mexican Securities Act with License number 30018-001(5365) from the Comisión Nacional Bancaria y de Valores. Mrs. Maria Eugenia Pichardo, Principal, owns 66% of PAM.

Under the general supervision of the Fund’s Board of Directors, the Adviser implements the Fund’s investment strategy and constructs the Fund’s portfolio through a systematic portfolio management process which includes sector allocation and stock selection. The Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser has in-depth original fundamental and macro research and proprietary valuation methodologies which it uses in making investment decisions regarding the Fund’s portfolio.

The annual percentage rate and method used in computing the investment advisory fee of the Fund is described in the Prospectus.

The Investment Advisory Agreement is terminable, without penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares, by the Directors of the Fund or by the Adviser. The Investment Advisory Agreement provides that it will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

ADMINISTRATIVE SERVICES, TRANSFER AGENT, CUSTODIAN

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. For the fiscal year ended July 31, 2020, the Fund paid the Fund Services $77,784 for its administration services.

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Fund Services also serves as the Fund’s fund accountant. In addition, Fund Services acts as the transfer agent of the Fund.  The principal business address for Fund Services is 615 East Michigan Street Milwaukee, WI 53202.

U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. The principal business address for U.S. Bank is 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212.

PORTFOLIO MANAGERS

The day-to-day management of the Fund is carried out by Maria Eugenia Pichardo, the Senior Portfolio Manager; Juan Elizalde, Analyst of PAM since 2014 and Portfolio Manager since 2018; and David Estevez, Managing Director and Analyst of PAM since 2014 and Portfolio Manager since 2018.

Ms. Pichardo has been the Fund's Senior Portfolio Manager since the Fund's inception (1990).  She is also the Chair and Chief Executive Officer of Pichardo Asset Management, S.A. de C.V. ("PAM”) (the Fund's Investment Adviser) since February 2003.  Prior to starting PAM, from 1989 to 2003 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned asset management subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms. Pichardo was Managing Director of the International Sales Division of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989. Mrs. Pichardo managed over $600 million in her position as General Director of Acci-Worldwide S.A. de C.V, including approximately $100 million of average annual assets of the Mexico Equity and Income Fund for the period from1990 to 2002.

The following table shows the number of other accounts managed by Ms. Pichardo and the total assets in the accounts managed within various categories as of July 31, 2020. None of the accounts listed in the table below have an advisory fee based on the performance of the account.

TYPE OF ACCOUNTS	NUMBER OF ACCOUNTS	TOTAL ASSETS ($ IN MILLIONS)*
Registered Investment Companies	1	$20,747,873
Other Pooled Investments	2	$16,881,539
Other Accounts	11	$50,879,339
*Estimated

Conflicts of Interest.  The Portfolio Managers have day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time.   PAM has established policies and procedures to avoid conflict of interest.

The management of other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that each Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of each Portfolio Manager.

PAM's Best Execution Methodology ranks brokers' scores used by the Senior Portfolio Manager and the Portfolio Managers to rate trades' execution and determine broker selection for the quarter. PAM's Best Execution Methodology considers both quantitative and qualitative variables. PAM's Operations Committee determines the weight of these variables.

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PAM implemented an interactive programmed Operations and Regulations daily Report in April 2020 for Portfolio Managers and Analysts to include their suggested Fund purchases and sales. The Report simulates changes to the Fund’s portfolio; its restrictions & regulations before sending any recommendation to the Investment Committee for approval.

Compensation. The Senior Portfolio Manager and each Portfolio Manager receives a fixed annual salary and a quarterly performance bonus from PAM, which is determined and approved by the board of directors of PAM.

Ownership of Securities. As of July 31, 2020, the Senior Portfolio Manager and the Portfolio Managers did not beneficially own any shares of the Fund.

ALLOCATION OF BROKERAGE

Subject to the supervision of the directors, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser is authorized by the directors to allocate the orders placed by them on behalf of the Fund to brokers and dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: (i) best net price available; (ii) the reliability, integrity and financial condition of the broker or dealer; (iii) the size of and difficulty in executing the order; and (iv) the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercise investment discretion. Some of the services received as the result of the Fund’s transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

During the fiscal years ended July 31, 2018, 2019 and 2020, the Fund paid $219,049, $259,183 and $200,236 respectively, in brokerage commissions.

CERTAIN MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

THE FOLLOWING IS A SUMMARY DISCUSSION OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO A STOCKHOLDER OF ACQUIRING, HOLDING AND DISPOSING OF SHARES OF THE FUND. THIS DISCUSSION DOES NOT ADDRESS THE SPECIAL TAX RULES APPLICABLE TO CERTAIN CLASSES OF INVESTORS, SUCH AS TAX-EXEMPT ENTITIES, FOREIGN INVESTORS (EXCEPT AS EXPRESSLY PROVIDED BELOW), INSURANCE COMPANIES AND FINANCIAL INSTITUTIONS. THIS DISCUSSION ADDRESSES ONLY U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. STOCKHOLDERS WHO HOLD THEIR SHARES AS CAPITAL ASSETS AND DOES NOT ADDRESS ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO PARTICULAR STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS ANY STATE, LOCAL OR FOREIGN TAX CONSEQUENCES, AND IT DOES NOT ADDRESS ANY U.S. FEDERAL TAX CONSEQUENCES OTHER THAN U.S. FEDERAL INCOME TAX CONSEQUENCES. THE DISCUSSION IS BASED UPON PRESENT PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THE REGULATIONS PROMULGATED THEREUNDER, AND JUDICIAL AND ADMINISTRATIVE RULING AUTHORITIES, ALL OF WHICH ARE SUBJECT TO CHANGE OR DIFFERING INTERPRETATIONS (POSSIBLY WITH RETROACTIVE EFFECT). NO ATTEMPT IS MADE TO PRESENT A DETAILED EXPLANATION OF ALL U.S. FEDERAL INCOME TAX CONCERNS AFFECTING THE FUND AND ITS STOCKHOLDERS, AND THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS, INCLUDING COMPREHENSIVE UNITED STATES FEDERAL INCOME TAX REFORM CURRENTLY BEING DISCUSSED BY THE UNITED STATES CONGRESS.

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The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. A “U.S. Holder” means a beneficial owner of the Fund’s shares that is any of the following for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;
•
A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of the Fund’s shares that is not a U.S. Holder.

In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Stockholder is:

•	a dealer in securities or currencies;
•	a financial institution;
•	a regulated investment company;
•	a real estate investment trust;
•	an insurance company;

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•	a tax-exempt organization;
•	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;
•	a trader in securities that has elected the mark-to-market method of accounting for its securities;
•	a person liable for alternative minimum tax;
•	a partnership or other pass-through entity for U.S. federal income tax purposes; or
•	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A Stockholder that is a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) and 90% of its tax-exempt interest income (net of certain deductions and amortizable bond premiums) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its stockholders in the form of dividends or capital gain distributions.

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In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98.2% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Fund paid no U.S. federal income tax.

Failure to Qualify as a RIC

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the U.S. Holder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate U.S. Holders and (ii) for treatment as “qualified dividends” as discussed below, in the case of individual U.S. Holders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Taxation of Distributions to U.S. Holders

Distributions from the Fund, except in the case of distributions of qualified dividend income or capital gain dividends, as described below, generally will be taxable to U.S. Holders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to U.S. Holders as long-term capital gain, regardless of how long a U.S. Holder has held the shares in the Fund.

Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally, 20%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the U.S. Holder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a “qualified foreign corporation” means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company” (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. The Fund’s dividends, other than qualified dividends and capital gains dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a stockholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and capital gains dividends, are taxed as ordinary income, at rates currently up to 37% for taxpayers other than corporations.

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We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the “IRS”) that will enable its U.S. Holders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its U.S. Holders and each U.S. Holder (1) would be required to include in gross income, and treat as paid by such U.S. Holder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such U.S. Holder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the U.S. Holder’s proportionate share of the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against such U.S. Holder’s federal income tax liability (but IRA accounts may not be able to use the foreign tax credit). The Fund will report to its stockholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each stockholder should consult his own tax adviser regarding the potential application of foreign tax credits.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its stockholders. The Fund would not be able to pass through to its stockholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

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Taxation of Sales, Exchanges, or Other Dispositions

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. The maximum capital gain rate applicable to individuals is 20%. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the stockholder’s tax basis in some or all of the other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to stockholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, stockholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.

Information Reporting and Backup Withholding

Generally, information reporting requirements will apply to distributions on our common shares or proceeds on the disposition of our common shares or warrants paid within the U.S. (and, in certain cases, outside the U.S.) to U.S. Holders. Such payments will generally be subject to backup withholding tax at the rate of 24% if: (a) a U.S. Holder fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number to the payor (generally on IRS Form W-9), as required by the Code and Treasury Regulations, (b) the IRS notifies the payor that the U.S. Holder’s taxpayer identification number is incorrect, (c) a U.S. Holder is notified by the IRS that it has previously failed to properly report interest and dividend income, or (d) a U.S. Holder fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. A Non-U.S. Holder will not be subject to backup withholding on dividends paid to such Non-U.S. Holder as long as such Non-U.S. Holder certifies under penalty of perjury (generally on the applicable IRS Form W-8) that it is a Non-U.S. Holder (and the applicable withholding agent does not have actual knowledge or reason to know that such Non-U.S. Holder is a United States person as defined under the Code), or such Non-U.S. Holder otherwise establishes an exemption. Depending on the circumstances, information reporting and backup withholding may apply to the proceeds received from a sale or other disposition of shares unless the beneficial owner certifies under penalty of perjury that it is a Non-U.S. Holder (and the applicable withholding agent does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.

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Under Treasury regulations, if a U.S. Holder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder (excluding S corporations), the U.S. Holder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Stockholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform stockholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, if the Fund issues preferred shares in the future, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

Taxation of Non-U.S. Stockholders

Dividends paid to a Non-U.S. Holder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Holder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.  However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Holder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Holder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Holder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements.

Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

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Section 871(k) of the Code provides certain “look-through” treatment to Non-U.S. Holders, permitting interest-related dividends and short-term capital gains not to be subject to U.S. withholding tax.

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Fund.
Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Net Investment Income Tax

A U.S. Holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances).  A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities).  If you are a U.S. Holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the net investment income tax to your ownership and disposition of shares of the Fund.

Payments to Foreign Financial Institutions

Sections 1471 through 1474 of the Code (provisions which are commonly referred to as “FATCA”), and Treasury regulations promulgated thereunder, generally provide that a 30% withholding tax may be imposed on payments of U.S. source income, including U.S. source interest and dividends, to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. While withholding under FATCA would have also applied to payments of gross proceeds from the sale or other disposition of Shares on or after January 1, 2019, recently proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds entirely. The preamble to these proposed regulations indicates that taxpayers may rely on them pending their finalization. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA.

STATE AND LOCAL TAXES

Stockholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE.  IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A STOCKHOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION.  PROSPECTIVE STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

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FINANCIAL STATEMENTS

The financial statements included in the Fund’s Annual Report for the year ended July 31, 2020 filed with the Securities and Exchange Commission on October 8, 2020 (File No. 811-06111), are herein incorporated by reference.

OTHER INFORMATION

The Fund is a Maryland corporation. Pursuant to the Fund’s Amended and Restated By-Laws, the Fund will indemnify, to the fullest extent permitted by the Maryland General Corporation Law (the “MGCL”) and the 1940 Act, every person who is, or has been, a director or officer of the Fund against liability and all expenses reasonably incurred or paid by him in connection with a claim, action, suit or proceeding in which he becomes involved by virtue of being a director or officer of the Fund and amounts paid or  incurred in settlement of such claim, action, suit or proceeding. The Fund may also indemnify its employees and agents and make advances to them for reasonable expenses to the extent permitted by the MGCL, the 1933 Act and the 1940 Act.

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained as described on the cover page of this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] is the independent registered public accounting firm for the Fund and provides audit services, tax return preparation and assistance with respect to the preparation of filings with the SEC.

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 PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements (included in Part B)

Portfolio Summary as of July 31, 2020*
Schedule of Investments as of July 31, 2020*
Statement of Assets and Liabilities as of July 31, 2020*
Statement of Operations for the year ended July 31, 2020*
Statement of Changes in Net Assets for the years ended July 31, 2020 and July 31, 2019*
Financial Highlights*
Notes to Financial Statements*
Report of Independent Registered Public Accounting Firm*

*	Incorporated by reference to the Fund’s Annual Report on Form N-CSR for the year ended July 31, 2020 filed on October 8, 2020 (File No. 811-06111).

(2)	Exhibits

(a)(i)	Articles of Restatement of the Registrant(1)
(a)(ii)	Articles Supplementary of the Articles of Incorporation of the Registrant(2)
(a)(iii)	Certificate of Correction to the Articles Supplementary of the Registrant(3)
(a)(iv)	Amended and Restated Articles Supplementary of the Registrant(4)
(a)(v)	Certificate of Correction to the Amended and Restated Articles Supplementary of the Registrant(5)
(a)(vi)	Articles of Amendment to the Amended and Restated Articles Supplementary of the Registrant(6)
(b)(i)	Amended and Restated Bylaws(7)
(b)(ii)	First Amendment to the Amended and Restated Bylaws(8)
(c)	Not applicable
(d)	Form of Non-Transferable Subscription Rights Certificate(16)
(e)	Dividend Reinvestment Plan(9)
(f)	Not applicable
(g)	Investment Advisory Agreement between Registrant and Pichardo Asset Management, S.A. de C.V.(10)
(h)	Not applicable
(i)	Not applicable
(j)	Custodian Agreement between Registrant and U.S. Bank, N.A. (11)
(k)(i)	Administration Agreement between Registrant and U.S. Bancorp Fund Services, LLC (12)
(k)(ii)	Transfer Agency and Service Agreement between Registrant and Computershare Investors Services, LLC(13)
(l)	Opinion and Consent of Counsel(16)

(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm(16)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)	Codes of Ethics of Registrant(14)
(s)	Powers of Attorney for Richard Abraham, Rajeev Das, Phillip Goldstein, Glenn Goodstein and Gerald Hellerman (15)
(t)	Information Agent Agreement(16)
(u)	Subscription Agent Agreement(16)

(1)	Incorporated by reference to Exhibit 2(a)(1) to the Registrant’s Registration Statement on Form N-2/A filed on November 16, 2005 (File No. 333-128040 and 811-06111)

(2)	Incorporated by reference to Exhibit 2(a)(2) to the Registrant’s Registration Statement on Form N-2/A filed on November 16, 2005 (File No. 333-128040 and 811-06111)

(3)	Incorporated by reference to Exhibit 99.77Q1 to the Registrant’s Form NSAR-A/A filed on April 22, 2015 (File No. 811-06111)

(4)	Incorporated by reference to Exhibit 99.77Q1 to the Registrant’s Form NSAR-A/A filed on April 22, 2015 (File No. 811-06111)

(5)	Incorporated by reference to Exhibit 99.77Q1 to the Registrant’s Form NSAR-A/A filed on April 22, 2015 (File No. 811-06111)

(6)	Incorporated by reference to Exhibit 99.77Q1 to the Registrant’s Form NSAR-A filed on March 24, 2016 (File No. 811-06111)

(7)	Incorporated by reference to Exhibit 99.77Q1 to the Registrant’s Form NSAR-A filed on March 24, 2016 (File No. 811-06111)

(8)	Incorporated by reference to Exhibit 99.77Q1 to the Registrant’s Form NSAR-A filed on March 31, 2017 (File No. 811-06111)

(9)	Incorporated by reference to the Registrant’s Annual Report to Stockholders for the period ended July 31, 2020 filed on October 8, 2020 (File No. 811-06111).

(10)	Incorporated by reference to Exhibit (2)(g) the Registrant’s Registration Statement on Form N-2/A filed on October 31, 2005 (File No. 333-128040 and 811-06111)

(11)	Incorporated by reference to Exhibit (2)(j) the Registrant’s Registration Statement on Form N-2/A filed on October 31, 2005 (File No. 333-128040 and 811-06111)

(12)	Incorporated by reference to Exhibit (2)(k)(i) the Registrant’s Registration Statement on Form N-2/A filed on October 31, 2005 (File No. 333-128040 and 811-06111)

(13)	Incorporated by reference to Exhibit (2)(k)(ii) the Registrant’s Registration Statement on Form N-2/A filed on October 31, 2005 (File No. 333-128040 and 811-06111)

(14)	Incorporated by reference to Exhibit (2)(r) the Registrant’s Registration Statement on Form N-2/A filed on October 31, 2005 (File No. 333-128040 and 811-06111)

(15)	Filed herewith.

(16)	To be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Information Agent’s Fees and Expenses	$	[-]
Subscription Agent’s Fees and Expenses		[16,000]
Auditing Fees and Expenses		-
Registration Fees		[5,400]
Legal Fees and Expenses		75,000
Printing, Typesetting, and Edgar Fees		[11,000]
Miscellaneous		[6,600]
$114,000

Item 28. Persons Controlled by or Under Common Control With Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [●], 2021, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	[●]

Item 30. Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article XI of the Company’s Articles of Incorporation, Article VII of the Company’s Bylaws, the Investment Advisory Agreement and Administration Agreement.

Subject to certain limitations, Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of, and providing for the indemnification of, its directors and officers. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, the fullest extent authorized and in the manner permitted by applicable federal and state law, to indemnify directors, officers, employees and agents against judgments, fines, settlements and expenses.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory Agreement provides that neither our investment adviser nor its officers, directors, employees, agents or controlling persons shall be subject to any liability for any act or omission, error of judgement or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services rendered under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its obligations.

The Administration Agreement (incorporated by reference as an Exhibit 2(k)(i) to this Registration Statement) provides for indemnification of U.S. Bank Global Fund Services, the Fund’s administrator.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each director, executive officer or partner of the investment adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Statement of Additional Information contained in this Registration Statement in the section entitled “Management.”

Item 32. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street Milwaukee, WI 53202.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.
The Registrant undertakes to suspend the offering of its Rights until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes that:

(a)
for the purpose of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.
Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of New York, and the State of New York on the 27th day of April, 2021.

THE MEXICO EQUITY AND INCOME FUND, INC.

By:	/s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo	President (Principal Executive Officer)	April 27, 2021

/s/ Arnulfo Rodriguez
Arnulfo Rodriguez	Chief Financial Officer (Principal Financial Officer)	April 27, 2021

*
Richard Abraham	Director	April 27, 2021

*
Rajeev Das	Director	April 27, 2021

*
Phillip Goldstein	Director, Chairman of the Board	April 27, 2021

*
Glenn Goodstein	Director	April 27, 2021

*
Gerald Hellerman	Director	April 27, 2021

*	By:	/s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description
(s)	Powers of Attorney for Richard Abraham, Rajeev Das, Phillip Goldstein, Glenn Goodstein and Gerald Hellerman